SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement           [ ]   Confidential, for Use of the
[ ]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                         Bentley Pharmaceuticals, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:



         (2)  Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:



         (5) Total fee paid:



[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:



         (2)      Form, Schedule or Registration Statement No.:



         (3)      Filing Party:



         (4)      Date Filed:

                          BENTLEY PHARMACEUTICALS, INC.
                                TWO URBAN CENTRE
                                    SUITE 400
                             4890 WEST KENNEDY BLVD.
                              TAMPA, FLORIDA 33609


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 9, 1999

                                                                  Tampa, Florida
                                                                   May 5, 1999
To the Stockholders of
Bentley Pharmaceuticals, Inc.

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Florida corporation (the "Company"), will be held on Wednesday, June 9, 1999 at 11:00 a.m., local time at the Company's New Hampshire offices located at 65 Lafayette Road, North Hampton, New Hampshire 03862 for the purpose of considering and acting upon the following matters:

         (1) The election of one Class I Director to serve until the 2000 Annual Meeting of Stockholders, one Class II Director to serve until the 2001 Annual Meeting of Stockholders and three Class III Directors to serve until the 2002 Annual Meeting of Stockholders or until the election and qualification of their respective successors;

         (2) A proposal to change the Company's state of incorporation from Florida to Delaware and adopt a Certificate of Incorporation and Bylaws which conform to Delaware law and adopt various "anti-takeover" provisions;

         (3) A proposal to amend the Company's 1991 Stock Option Plan (the "1991 Plan") to increase the number of shares of Common Stock for which options may be granted under the 1991 Plan from 500,000 to 1,000,000; and

         (4) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

                  The Board of Directors has fixed the close of business on May 5, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                  You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. THIS SOLICITATION IS BEING MADE ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.
                                           By Order of the Board of Directors

                                                    MICHAEL D. PRICE
                                                       SECRETARY

                          BENTLEY PHARMACEUTICALS, INC.
                                TWO URBAN CENTRE
                                    SUITE 400
                             4890 WEST KENNEDY BLVD.
                              TAMPA, FLORIDA 33609



                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 9, 1999



          This Proxy Statement, to be mailed to stockholders on or about May 7, 1999, is furnished in connection with the solicitation by the Board of Directors of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on June 9, 1999 at 11:00 a.m., local time at the Company's New Hampshire offices located at 65 Lafayette Road, North Hampton, New Hampshire 03862 and at any adjournments or postponements thereof (the "Meeting").

          All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as Directors and for the proposal to merge and reincorporate in Delaware and adopt a Certificate of Incorporation and Bylaws which conform to Delaware law and adopt various "anti-takeover" provisions and for the proposal to amend the Company's 1991 Plan. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, Two Urban Centre, Suite 400, 4890 West Kennedy Blvd., Tampa, Florida 33609, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

          Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on May 5, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 8,443,192 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors and the affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendment to the Company's 1991 Plan. The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock will be required to approve the proposed change of the Company's state of incorporation from Florida to Delaware and the adoption of a Certificate of Incorporation and Bylaws which conform to Delaware law and adopt various "anti-takeover" provisions. For purposes of the proposals to elect Directors and approve the amendment to the Company's 1991 Plan, shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes will not be considered cast with respect to such proposals. For purposes of the proposal to merge and reincorporate in Delaware and adopt a Certificate of Incorporation and Bylaws which conform to Delaware law and adopt various "anti-takeover" provisions, shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes will be treated as votes against such proposals.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as of May 5, 1999 as to (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                AMOUNT AND
                                                                NATURE OF
                                                                BENEFICIAL          PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP (1)       OF CLASS
          ------------------------------------                  -------------       --------

          Michael McGovern, J.D., C.P.A.                          2,560,900(2)      26.21%
          5910 Long Island Drive
          Atlanta, GA 30328


          Renaissance U.S. Growth and Income Trust PLC              984,000(3)      11.28%
          8080 North Central Expressway
          Suite 210, LB59
          Dallas, TX  75206-1857


          Renaissance Capital Growth and Income Fund III, Inc.     800,000(4)        9.13%
          8080 North Central Expressway
          Suite 210, LB59
          Dallas, TX  75206-1857


          Light Associates, Inc.                                   550,594(5)        6.26%
          1031 Rosewood Way
          Alameda, CA 94501


          All executive officers and                             3,465,659(6)       32.63%
          directors as a group (6 persons)


(1) Except as otherwise indicated, all shares of Common Stock are beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Based solely upon information contained in Amendment No. 5 to Schedule 13D dated April 13, 1999 and Form 4 for April 1999. Includes 1,313,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable warrants and 15,000 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable stock purchase options.

(3) Based solely upon information contained in Amendment No. 1 to Schedule 13G, dated April 20, 1999. Includes 284,000 shares of Common Stock which Renaissance U.S. Growth and Income Trust PLC has the right to acquire upon the conversion of the Company's 12% Convertible Senior Subordinated Debentures.

(4) Based solely upon information contained in Amendment No. 2 to Schedule 13G, dated April 20, 1999. Includes 320,000 shares of Common Stock which Renaissance Capital Growth and Income Fund III, Inc. has the right to acquire upon the conversion of the Company's 12% Convertible Senior Subordinated Debentures.

(5) Based solely upon information contained in Amendment No. 8 to Schedule 13D, dated December 26, 1997. Includes 350,000 shares which Light Associates, Inc. has the right to acquire pursuant to presently exercisable warrants.

(6) Includes 692,999 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options, 1,328,000 shares of Common Stock which certain of the executive officers and directors have a right to acquire pursuant to presently exercisable warrants, 8,000 shares of Common Stock which certain of the executive officers and directors have a right to acquire upon the conversion of the Company's 12% Convertible Senior Subordinated Debentures (which warrants and debentures were purchased in the Company's 1996 public offering of such securities) and 150,000 shares of Common Stock which are issuable to certain of the executive officers and directors upon approval of listing of such shares with the American Stock Exchange.

                        SECURITY OWNERSHIP OF MANAGEMENT


         The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of May 5, 1999 as to (i) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current executive officers and directors as a group.

                                    AMOUNT AND NATURE OF       PERCENT
NAME                                BENEFICIAL OWNERSHIP (1)   OF CLASS
----                                ------------------------   --------

James R. Murphy                              356,487(2)          4.06%
Chairman of the Board, President,
Chief Executive Officer and Director

Robert M. Stote, M.D.                        282,866(3)          3.25%
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                             187,636(4)          2.18%
Vice President, Chief
Financial Officer, Secretary,
Treasurer and Director

Charles L. Bolling                            24,800(5)          *
Director

Robert J. Gyurik                              52,970(6)          *
Vice President of Pharmaceutical
Development and Director

Michael McGovern, J.D., C.P.A.             2,560,900(7)         26.21%
Director

Russell Cleveland                          1,784,000(8)         19.72%
Nominee for Director

Miguel Fernandez                               0                 *
Nominee for Director

William A. Packer                              0                 *
Nominee for Director

All executive officers
and directors as a group (6 persons)       3,465,659(9)         32.63%
---------------------------------
*        Less than one percent

(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 1,000 shares of Common Stock owned by Mr. Murphy's son as to which Mr. Murphy disclaims beneficial ownership. Also, includes 253,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options, 1,500 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock purchase Class B warrants (the "Class B Warrants"), 1,200 shares of Common Stock which Mr. Murphy has a right to acquire upon the conversion of 12% Convertible Senior Subordinated Debentures (the "Debentures") (which Class B Warrants and Debentures were purchased in the Company's 1996 public offering of such securities), and 80,000 shares of Common Stock which are issuable to Mr. Murphy upon approval of listing of such shares with the American Stock Exchange.

(3) Includes 239,166 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options, 10,000 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock purchase Class A warrants (the "Class A Warrants"), 4,000 shares of Common Stock which Dr. Stote has a right to acquire upon conversion of the Debentures (which Class A Warrants and Debentures were purchased in the Company's 1996 public offering of such securities), and 15,000 shares of Common Stock which are issuable to Dr. Stote upon approval of listing of such shares with the American Stock Exchange.

(4) Includes 101 shares of Common Stock owned by Mr. Price's son as to which Mr. Price disclaims beneficial ownership. Also includes 165,833 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options, 1,000 shares of Common Stock which Mr. Price has the right to acquire pursuant to exercise of the Class B Warrants, 400 shares of Common Stock which Mr. Price has a right to acquire upon conversion of the Debentures (which Class B Warrants and Debentures were purchased in the Company's 1996 public offering of such securities), and 15,000 shares of Common Stock which are issuable to Mr. Price upon approval of listing of such shares with the American Stock Exchange.

(5) Includes 18,000 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options.

(6) Includes 2,250 shares of Common Stock and 800 shares of Common Stock which are issuable upon conversion of the Debentures owned by Mr. Gyurik's IRA as to which Mr. Gyurik disclaims beneficial ownership. Also includes 2,000 shares of Common Stock which Mr. Gyurik has the right to acquire pursuant to presently exercisable stock options, 2,000 shares of Common Stock which Mr. Gyurik has the right to acquire pursuant to exercise of the Class A Warrants, 1,600 shares of Common Stock which Mr. Gyurik has the right to acquire upon conversion of the Debentures, and 40,000 shares of Common Stock which are issuable to Mr. Gyurik upon approval of listing of such shares with the American Stock Exchange.

(7) Includes 1,313,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to exercise of the Class B Warrants and 15,000 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable stock options.

(8) Includes 700,000 shares of Common Stock and 284,000 shares of Common Stock issuable upon conversion of the Debentures held by or issuable to Renaissance U.S. Growth and Income Trust PLC, of which Mr. Cleveland serves as President and Director, and 480,000 shares of Common Stock and 320,000 shares of Common Stock issuable upon conversion of the Debentures held by or issuable to Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as President and CEO, as to all of which shares Mr. Cleveland disclaims beneficial ownership.

(9) Includes 692,999 shares of Common Stock which certain of the executive officers and directors have a right to acquire pursuant to presently exercisable stock options, 13,000 shares of Common Stock which certain of the executive officers and directors have a right to acquire pursuant to exercise of the Class A Warrants, 1,315,000 shares of Common Stock which certain of the executive officers and directors have a right to acquire pursuant to exercise of the Class B Warrants, 8,000 shares of Common Stock which certain of the executive officers and directors have a right to acquire upon the conversion of the Debentures, and 150,000 shares of Common Stock which are issuable to certain executive officers upon approval of listing of such shares with the American Stock Exchange.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominee included in Class I below is being presented for election as a director to hold office until the 2000 Annual Meeting of Stockholders. The nominee included in Class II below is being presented for election as a director to hold office until the 2001 Annual Meeting of Stockholders. The nominees included in Class III below are being presented for election as Class III Directors to hold office until the 2002 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the person listed under the heading "Nominees" below as Directors. The nominees have indicated to the Company their availability for election; Messrs. Murphy and Stote are presently directors. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for a substitute. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

          The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.

                                                                                        CLASS OF          YEAR
                                             POSITIONS WITH                             DIRECTOR          FIRST
                                             THE COMPANY                                (UPON             BECAME
NAME                            AGE          PRESENTLY HELD                             ELECTION)         DIRECTOR
----                            ---          --------------                             --------          --------

NOMINEES:

Russell Cleveland               60           None                                          I              N/A
William A. Packer               64           None                                          II             N/A
Miguel Fernandez                68           None                                          III            N/A
James R. Murphy                 49           Chairman of the Board, President,             III            1993
                                             Chief Executive Officer and Director
Robert M. Stote, M.D.           59           Senior Vice President, Chief                  III            1993
                                             Science Officer and Director

DIRECTORS WHOSE TERMS OF OFFICE
CONTINUE AFTER THE MEETING:

Charles L. Bolling              75           Director                                      II             1991
Robert J. Gyurik                52           Vice President of Pharmaceutical              II             1998
                                             Development and Director
Michael McGovern                55           Director                                      I              1997
Michael D. Price                41           Vice President, Chief Financial               I              1995
                                             Officer, Secretary, Treasurer
                                             and Director

BACKGROUND OF NOMINEES

         RUSSELL CLEVELAND is the principal founder and the majority stockholder of Renaissance Capital Group, Inc. ("Renaissance"). Renaissance provides capital to emerging publicly-owned companies. For more than the past five years, Mr. Cleveland has served as President and Managing General Partner of Renaissance Capital Partners, Ltd., President and Director of Renaissance Capital Growth & Income Fund III, Inc., and a Director of Renaissance U.S. Growth and Income Trust PLC. Mr. Cleveland's background includes executive positions with major southwest regional brokerage firms. Mr. Cleveland also currently serves as a director of Danzer Corp. (formerly Global Environmental Corp.), Biopharmaceutics, Inc., Turogen Medical, Inc. and Technology Research, Inc. Mr. Cleveland is a Chartered Financial Analyst and a graduate of the University of Pennsylvania, Wharton School of Finance and Commerce.

         WILLIAM A. PACKER has been a business and industry consultant to a number of biopharmaceutical companies since 1998. From 1992 until 1998, Mr. Packer was President and Chief Financial Officer of Virus Research Institute, Inc., a publicly-owned biotechnology company. Prior to this, Mr. Parker was employed by SmithKline Beecham Plc ("SmithKline"), a major pharmaceutical company, where he held various senior management positions, the most recent as Senior Vice President, Biologicals, in which position he was responsible for the direction of SmithKline's global vaccine business. Mr. Packer is a Chartered Accountant.

         MIGUEL FERNANDEZ has been retired since 1996. Mr. Fernandez served from 1980 to 1996 as President of the International Division and Corporate Vice President at Carter-Wallace, Inc., where he was responsible for all product lines outside of the United States. Prior thereto, Mr. Fernandez was employed for approximately eight years by SmithKline Beecham, where his last position was Vice President for Europe, where he was based. He also served in the capacity of Vice President for Latin American. Before SmithKline Beecham, Mr. Fernandez served as Managing Director of Warner Lambert in Argentina for two years. From 1962 to 1970, Mr. Fernandez was employed by Merck/Frost in Canada. Mr. Fernandez received a Bachelors of Commerce degree from the University of British Columbia and an MBA from the Ivey School of Business at the University of Western in Ontario Canada.

         JAMES R. MURPHY became President and Chief Operating Officer of the Company on September 7, 1994, was named Chief Executive Officer effective January 1, 1995 and became Chairman of the Board on June 9, 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business Development at MacroChem Corporation, a publicly owned pharmaceutical company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a consultant to the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in basic pharmaceutical research and product development with SmithKline Corporation and in business development with contract research laboratories. Mr. Murphy also serves on the Board of Directors of Biopharmaceutics, Inc. Mr. Murphy received a B.A. in Biology from Millersville University and attended the Massachusetts School of Law in 1993 and 1994.

         ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving as Senior Vice President and Medical Director, Worldwide Medical Affairs from 1989 to 1992, and Vice President-Clinical Pharmacology-Worldwide from 1987 to 1989. From 1984 to 1987 Dr. Stote was Vice President-Phase I Clinical Research, North America. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote received a B.S. in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

BACKGROUND OF CONTINUING DIRECTORS

         CHARLES L. BOLLING served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at Smith Kline & French Laboratories. Mr. Bolling has been retired since 1986.

         ROBERT J. GYURIK became Vice President of Pharmaceutical Development of the Company in March 1999 and became a member of the Board of Directors in 1998. Prior to joining the Company, Mr. Gyurik served as Manager of Development and Quality Control at Macrochem Corporation, a position he held from 1993 to February 1999. From 1971 to 1993, Mr. Gyurik worked in various positions at SmithKline Beecham ranging from Associate Senior Investigator in the Nutrition/Production Enhancer Research Group and Pharmaceutical Development Group to Senior Medical Chemist in the Parasitology Research Group. Prior thereto, Mr. Gyurik worked at Schering as a Medicinal Chemist. Mr. Gyurik attended Rutgers University and received a B.A. in Biology and Chemistry from Immaculata College. Mr. Gyurik is a member of the American Chemical Society, International Society for Chronobiology and the New York Academy of Sciences.

         MICHAEL MCGOVERN, J.D., C.P.A. serves as President of McGovern Enterprises, a provider of corporate and financial consulting services, which he founded in 1975. Mr. McGovern is Chairman of the Board of Directors of Specialty Surgicenters, Inc., a developer and operator of outpatient surgical clinics, and is the Chairman of the Board of Directors of North Fulton Bancshares, a company that owns and operates banks. Mr. McGovern is also a member of the board of directors of Suburban Lodges of America Inc., a public company that owns and operates extended stay hotels, Career Publishing Network, L.L.C., a publishing company that specializes in career and job fairs for college students, Training Solutions Interactive Inc., a developer and producer of interactive training programs and the Reynolds Development Company, a real-estate company. Mr. McGovern received a B.S. and M.S. in accounting and his Juris Doctor from the University of Illinois. Mr. McGovern is a Certified Public Accountant and a member of the state bar of Georgia and the American Bar Association.

         MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively. He has served the Company in other capacities since March 1992. Prior to joining the Company, Mr. Price was employed as a financial and management consultant with Carr Financial Group in Tampa, Florida from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc., a real estate developer in Tampa, Florida from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse in Tampa, Florida from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant in the State of Florida.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

         The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the growth of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Compensation Committee administers the Company's 1991 Stock Option Plan and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers. The Audit

Committee and the Compensation Committee both currently consist of Messrs. Charles L. Bolling and Michael McGovern.

         During the Company's last fiscal year ended December 31, 1998, the Board of Directors held three meetings and the Compensation Committee held three meetings. The Audit Committee did not hold any formal meetings in fiscal year ended December 31, 1998 but has held one meeting to date in fiscal year ending December 31, 1999. In addition, various informal consultations of members of the Audit Committee and the Company's auditors were held during fiscal year ended December 31, 1998. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he served as a Director in the fiscal year ended December 31, 1998 and meetings of each Committee on which such Director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during the fiscal year ended December 31, 1998 were Messrs. Randolph W. Arnegger, Charles L. Bolling, Robert
J. Gyurik and Michael McGovern, all of whom are or were at the time of service non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of the Company or another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

         The Company presently pays non-employee Director fees of $3,000 for each face to face meeting of the Board of Directors, $500 for each telephonic meeting, $500 for each committee meeting of the Board of Directors and reimburses expenses incurred in attending meetings. Total non-employee Director fee payments during the year ended December 31, 1998 were $25,500 and expenses incurred by non-employee Directors in attending meetings which were reimbursed by the Company totaled $1,325. Each non-employee director is automatically granted options to purchase 15,000 shares of Common Stock upon his or her election to the Board. Thereafter, each continuing non-employee director is entitled to receive, annually, options to purchase the number of shares of Common Stock equal to 1/10 of 1% of the number of outstanding shares of Common Stock. During the year ended December 31, 1998, options to purchase 31,856 shares of Common Stock were granted at $2.00 per share, representing the fair market value of the Common Stock on the date of the grants. These options expire on July 29, 2008.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the total compensation paid to or accrued by the Company for the account of the current Chief Executive Officer and the executive officers at December 31, 1998 whose total cash compensation for the year ended December 31, 1998 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                         Long-Term Compensation
                                                                                   -----------------------------------
                                           Annual Compensation                              Awards             Payouts
                                           -------------------                     -----------------------------------

                                                                                                 Securities
                                                                        Other      Restricted    Underlying     LTIP         All
                                                                       Annual         Stock       Options/     Payouts      Other
Name and Principal Position     Year       Salary ($)   Bonus ($)   Comp. ($)(1)    Awards($)     SARs (#)       ($)        Comp.
---------------------------     ----       ----------   ---------   ------------    ---------     --------      -----      ------

James R. Murphy (2)        Y/E 12/31/98       $260,000     $37,381       ---           ---          ---          ---        $5,000
Chairman of the Board,     Y/E 12/31/97       $245,000     $50,000       ---           ---          ---          ---        $4,750
President, Chief Executive Y/E 12/31/96       $235,833     $20,000       ---           ---         600,000       ---        $4,750
Officer and Director

Robert M. Stote(3)         Y/E 12/31/98       $200,178     $33,694       ---           ---          ---          ---        $5,000
Senior Vice President,     Y/E 12/31/97       $225,000      ---          ---           ---          ---          ---        $4,750
Chief Science Officer and  Y/E 12/31/96       $220,417      ---          ---           ---          500,000      ---        $4,750
Director

Michael D. Price(4)        Y/E 12/31/98       $155,958     $11,985       ---           ---          ---          ---        $5,000
Vice President, Chief      Y/E 12/31/97       $136,378      ---          ---           ---          ---          ---        $4,750
Financial Officer,         Y/E 12/31/96       $122,500     $10,000       ---           ---         400,000       ---        $4,750
Treasurer, Secretary and
Director

---------------


(1) The value of perquisites provided to the named executive officers did not exceed 10% of total compensation in any case.

(2) Mr. Murphy, Chairman of the Board, President and Chief Executive Officer, has been employed by the Company since September 1994. Mr. Murphy's annual salary is currently $290,000. During the year ended December 31, 1996, Mr. Murphy was awarded ten-year stock options to purchase 600,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the years ended December 31, 1998, 1997 and 1996, the Company provided to Mr. Murphy matching funds totaling $5,000, $4,750 and $4,750, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

(3) Dr. Stote, Senior Vice President and Chief Science Officer, has been employed by the Company since March 1992. As of August 31, 1998, Dr. Stote began working part time and receives an annual base salary of $75,000 plus compensation at the rate of $130 per hour for all hours worked on behalf of the Company in excess of twelve per week. During the year ended December 31, 1996, Dr. Stote was awarded ten-year

               (Footnote explanations continue on following page) stock options to purchase 500,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the years ended December 31, 1998, 1997 and 1996, the Company provided to Dr. Stote matching funds totaling $5,000, $4,750 and $4,750, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

(4) Mr. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, has been employed by the Company since March 1992. Mr. Price's annual salary is currently $168,000. During the year ended December 31, 1996, Mr. Price was awarded ten-year stock options to purchase 400,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the years ended December 31, 1998, 1997 and 1996, the Company provided to Mr. Price matching funds totaling $5,000, $4,750 and $4,750, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options were granted to the individuals listed in the Summary Compensation table during the year ended December 31, 1998. No stock appreciation rights have been granted to date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1998 by, and the number and value at December 31, 1998 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.


                                                                               Number of
                                                                              Securities                 Value of
                                                                              Underlying               Unexercised
                                                                              Unexercised              In-the-money
                                                                            Options/SARs at          Options/SARs at
                                    Shares                                FY-End (# Shares)             FY-End ($)
                                   Acquired               Value              Exercisable/              Exercisable/
                                On Exercise (#)       Realized ($)           Unexercisable          Unexercisable (1)
                                ---------------       ------------          ---------------         -----------------
NAME

James R. Murphy                        -                    -              253,000 / 400,000             -0- / -0-

Robert M. Stote, M.D.                  -                    -              239,166 / 333,333             -0- / -0-

Michael D. Price                       -                    -              165,833 / 266,667             -0- / -0-

-------------------------

(1) Represents the closing price of the Company's Common Stock on the American Stock Exchange on December 31, 1998 minus the respective exercise prices.


LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

         No long-term incentive plan awards were granted to the individuals listed in the Summary Compensation table during the year ended December 31, 1998.

EMPLOYMENT AGREEMENTS

         Mr. James R. Murphy, Chairman of the Board, President and Chief Executive Officer, entered into an employment agreement with the Company dated as of July 1, 1998 providing for an initial term which expires on December 31, 2001. Under the terms of this agreement, Mr. Murphy's current annual base salary is $290,000. The agreement with Mr. Murphy also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Murphy is entitled to a bonus award of 50% of his annual base salary upon (i) the attainment by the Company of two consecutive quarters of net profit, (ii) the closing of a year with a net profit, (iii) the announcement of a merger of the Company into another company or a sale or transfer of all or substantially all of the pharmaceutical assets of the Company or (iv) a change in control of the Company. The agreement with Mr. Murphy also provides that, upon termination following a change in control of the Company, Mr. Murphy shall be entitled to receive (i) a severance payment equal to 2.99 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Murphy through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Murphy prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement or for a period of five years, whichever is greater. Pursuant to the agreement, if terminated without cause, Mr. Murphy will be entitled to a severance payment equal to two years salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Dr. Robert M. Stote, Senior Vice President and Chief Science Officer, entered into an employment agreement with the Company dated as of August 31, 1998 providing for an initial term which expires on August 31, 2001. Under the terms of this agreement, Dr. Stote's annual base salary is $75,000 plus compensation at the rate of $130 per hour for hours worked in excess of twelve per week. The agreement with Dr. Stote also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Dr. Stote is eligible for a bonus upon (i) the attainment by the Company of two consecutive quarters of pre-tax net profit or (ii) the announcement of a merger of the Company with another company. The agreement with Dr. Stote also provides that, upon termination following a change in control of the Company, Dr. Stote shall be entitled to receive (i) a severance payment equal to 2.99 times his average annual salary plus bonuses for the five year period preceding the year in which the change in control occurs, or that amount of salary that would have been due to Dr. Stote through the expiration of the term of this Agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Dr. Stote prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Dr. Stote will be entitled to a severance payment equal to 2.99 times the avarage of Dr. Stote's salary plus bonus for the five year period preceding the year in which the date of termination occurs and immediate vesting of all outstanding non-plan stock options.

         Mr. Michael D. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, entered into an employment agreement with the Company dated as of July 1, 1998 and under the terms of its amendment provides for a term which expires on June 30, 2001. Under the terms of this agreement, Mr. Price's current annual base salary is $168,000. The agreement with Mr. Price also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Price is eligible for a bonus upon (i) the attainment by the Company of two consecutive quarters of net profit, (ii) the closing of a year with a net profit, or (iii) the announcement of a merger of the Company into another Company or a sale or transfer of all of substantially all of the pharmaceutical assets of the Company. Mr. Price is entitled to a bonus of 50% of his annual salary upon a change in control of the Company. The agreement with Mr. Price also provides that, upon termination following a change in control of the Company, Mr. Price shall be entitled to receive (i) a severance payment equal to 2.9 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Price through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Price prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Mr. Price will be entitled to a severance payment equal to one year salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Mr. Robert J. Gyurik, Vice President of Pharmaceutical Development, entered into an employment agreement with the Company dated as of March 9, 1999 providing for an initial term which expires on December 31, 2000. Under the terms of this agreement, Mr. Gyurik's current annual base salary is $120,000. The agreement provides that Mr. Gyurik is entitled to a sign-on bonus of 40,000 shares of Common Stock. The agreement with Mr. Gyurik also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Gyurik is eligible for a bonus upon the announcement of a merger of the Company into another Company or a sale or transfer of all of substantially all of the assets of the Company. Mr. Gyurik is entitled to a bonus of 50% of his annual salary upon a change in control of the Company. The agreement with Mr. Gyurik also provides that, upon termination following a change in control of the Company, Mr. Gyurik shall be entitled to receive (i) a severance payment equal to 2.9 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Gyurik through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Gyurik prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Mr. Gyurik will be entitled to a severance payment equal to one year salary plus bonus and immediate vesting of all outstanding non-plan stock options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Pacific Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during the year ended December 31, 1998, all Section 16(a) filing requirements have been satisfied.

1991 STOCK OPTION PLAN

         The Company's 1991 Stock Option Plan (the "1991 Plan") was unanimously adopted by the Board of Directors on September 30, 1991, approved by the stockholders at the December 1991 Annual Meeting of Stockholders and amended to increase the number of shares available under the plan to an aggregate of 500,000 by the stockholders at the February 1993, June 1994 and June 1997 Annual Meetings of Stockholders. The purpose of the 1991 Plan is to promote the interests of the Company in attracting and retaining employees (including officers) and experienced and knowledgeable non-employee directors for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

         During the fiscal year ended December 31, 1998, options to purchase 66,000 shares of Common Stock were granted to employees of the Company who are not executive officers. Such options were granted at $2.37 per share, representing the fair market value of the Common Stock on the date of grants. These options expire on June 15, 2008.

401(K) RETIREMENT PLAN

         The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% to 15% of their respective total annual income from the Company, subject to maximum aggregate annual contribution imposed by the Internal Revenue Code of 1986, as amended. All full-time employees who have worked for the Company for at least six months are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Cash contributions are fully vested and nonforfeitable. The Company made matching contributions to the 401(k) Plan for the 1998 fiscal year in the amount of $25,943, and is continuing to match 50% of each eligible employee's contribution in 1999.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors, which is currently comprised of two non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other executive employees whose annual compensation exceeds $50,000. The compensation levels of such officers, Directors and employees are subject to the approval of the Board of Directors.

         The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

         The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on job security and recognize that by offering executives protection against job loss, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the compensation for Mr. Murphy, who serves as President and Chief Executive Officer.

         The Compensation Committee considers, among other things, the performance of the Company, improvement in financial position, strategic alliances, acquisition of products, product registration, raising of capital, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation Committee also considered independent surveys of executive compensation of similarly situated companies.

         Compensation through the periodic grant of Common Stock and stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

         Although the extraordinary individual contributions of each executive officer must be recognized when appropriate, it can be expected that any future substantial increases in executive compensation will be based upon the satisfaction of pre-established individual objectives, corporate milestones and financial performance of the Company.

COMPENSATION COMMITTEE
Charles L. Bolling
Michael McGovern

COMMON STOCK PERFORMANCE

         The graph presented below compares the cumulative total stockholder return on the Company's Common Stock for the five years ended December 31, 1998 with the cumulative total stockholder return for such period reflected in the Standard and Poor's (S&P) 500 Stock Index and in a peer group index of four competing pharmaceutical companies (Andrx Corp., Biovail Corp. International, Noven Pharmaceuticals Inc. and Theratech Inc. Utah). The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the four peer group companies at the market close on December 31, 1993 and (ii) the reinvestment of all dividends.


                              [GRAPH APPEARS HERE]

                                                 INDEXED RETURNS

                           BASE
                           PERIOD
Company Name/Index         DEC93     DEC94   DEC95   DEC96    DEC97    DEC98
------------------         ------    -----   -----   -----    -----    -----

BENTLEY PHARMACEUTICALS    100       20.0     9.00   10.50     9.50    6.00
S&P 500 INDEX              100      101.32  139.40  171.40   228.59  293.91
PEER GROUP                 100       76.84  197.67  211.15   261.49  312.19


PEER GROUP COMPANIES
---------------------
ANDRX CORP
BIOVAIL CORP INTERNATIONAL
NOVEN PHARMACEUTICALS INC
THERATECH INC UTAH

                                   PROPOSAL 2

PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM FLORIDA TO DELAWARE AND TO ADOPT A CERTIFICATE OF INCORPORATION AND BYLAWS WHICH CONFORM TO DELAWARE LAW AND ADOPT VARIOUS ANTI-TAKEOVER PROVISIONS

GENERAL

The Board of Directors of the Company has proposed that the state of incorporation of the Company, which is currently Florida, be changed to Delaware. Such change is proposed to be effected by an Agreement and Plan of Merger a copy of which is attached to this Proxy Statement as "Appendix A" (the "Agreement of Merger"). The Board of Directors has unanimously approved the Agreement of Merger for submission to the Company's stockholders. The Agreement of Merger provides for the merger (the "Reincorporation Merger") of the Company with and into Bentley Pharma, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Company ("Bentley-Delaware"), with Bentley-Delaware being the surviving corporation. This Reincorporation Merger will, in effect, cause the Company to be reincorporated in Delaware. On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will be converted into one (1) share of common stock, $.02 par value per share of Bentley-Delaware ("Bentley-Delaware Stock"). The following discussion summarizes certain aspects of the Reincorporation Merger, but is qualified in its entirety by reference to the Agreement of Merger which is attached hereto as "Appendix A."

On the effective date of the Reincorporation Merger, Bentley-Delaware will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The business of the Company will continue to operate under the name, "Bentley Pharmaceuticals, Inc." The officers and directors of Bentley-Delaware will be the same as the officers and directors of the Company.

Except as described below, stockholders of Bentley-Delaware, as stockholders of a Delaware corporation, will, in general, have the same rights that they possess as stockholders of the Company, a Florida corporation, although certain changes are inherent in being incorporated in Delaware rather than in Florida. A summary of these changes, as they might affect the stockholders, are discussed below in the section entitled "Summary of Significant Differences Between Delaware and Florida Corporate Laws."

In addition, in connection with the Reincorporation Merger, Bentley-Delaware will adopt the Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated Bylaws (the "Bylaws"), attached as "Appendix B" and "Appendix C", respectively, to this Proxy Statement. Approval by the stockholders of the reincorporation in Delaware will also constitute approval of the Certificate of Incorporation and Bylaws of Bentley-Delaware. The Certificate of Incorporation and Bylaws of Bentley-Delaware incorporate various "anti-takeover" provisions which are intended to protect the Company's stockholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's Board of Directors. See "Changes in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger."

The Agreement of Merger will be terminated if this Proposal is not approved by the Company's stockholders or if certain other conditions are not met.

On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will automatically be converted into one (1) share of Bentley-Delaware Stock. Stockholders may, but are not required to, surrender their present Common Stock certificates so that replacement certificates representing shares of Bentley-Delaware Stock may be issued in exchange therefor. Certificates representing Common Stock should not be destroyed or returned to the Company. After the Reincorporation Merger, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Bentley-Delaware Stock. American Stock Transfer and Trust Company, the Company's transfer agent, will act as transfer agent for Bentley-Delaware after the Reincorporation Merger.

The Agreement of Merger provides that it may be amended at any time, whether before or after its approval by the stockholders, by agreement of the Boards of Directors of the Company and Bentley-Delaware, subject to any restrictions imposed by the laws of Florida and Delaware. Delaware law will not permit an amendment to the Agreement of Merger, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either the Company or Bentley-Delaware.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

The proposal to reincorporate in Delaware is made for several reasons. First, the Company was originally incorporated in Florida in 1974. The Company chose to incorporate in Florida because, at that time, its business operations were conducted predominantly in Florida. In addition, at that time, all of the Company's offices and equipment were located in Florida. As the Company grew and its business operations were expanded outside of Florida, its roots remained in Florida and its corporate headquarters continued to be located in Florida despite the establishment of manufacturing and other operations in Spain. In February 1999, the Company completed the acquisition of certain patents and related permeation enhancement technology. The Company plans to develop such technology into product applications and then to seek to enter into collaborative arrangements with various companies with greater financial resources than the Company. In order to accomplish the foregoing, the Company determined it was necessary to secure sufficient laboratory space. Therefore, in March 1999, the Company entered into a five year lease agreement for office and laboratory space in North Hampton, New Hampshire. The Company plans to consolidate its U.S. operations and relocate its corporate headquarters there in the summer of 1999. In addition, the Company's lease on its corporate headquarters in Florida expires in October 1999 and will not be renewed. At such time as the Company relocates corporate headquarters to New Hampshire and its lease for its corporate headquarters in Florida expires, the Company will no longer have any assets or properties in Florida. As a result of the move, the Company's stockholders will no longer enjoy the benefits of Florida's "anti-takeover" statute. See "Summary of Significant Differences between Delaware and Florida Corporate Laws - Business Combinations with Substantial Stockholders." The Board of Directors therefore has concluded that now is an appropriate time to reincorporate the Company from Florida to Delaware.

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations whose headquarters are located throughout the United States have chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

The differences between the corporate law of Delaware and Florida allow Delaware corporations greater latitude of corporate action. In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Florida law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Florida's and Delaware's corporate laws are more fully explained below in the section entitled "Summary of Significant Differences between Delaware and Florida Corporate Laws."

In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

Finally, Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the reincorporation in Delaware to amend the Certificate of Incorporation of Bentley-Delaware or the Bylaws of Bentley-Delaware to include any additional provisions which might deter an unsolicited takeover attempt, other than those set forth in this Proxy Statement. However, the Board of Directors is currently contemplating the implementation of a stockholder rights plan or "poison pill." See "Changes in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger - Certain Anti-Takeover Procedural Requirements." In addition, in the discharge of its fiduciary obligations to the stockholders, the Board of Directors may consider in the future certain additional "anti-takeover" strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides certain protections not available under Florida laws. See "Summary of Significant Differences Between the Delaware and Florida Corporate Laws - Business Combinations with Substantial Stockholders."

DISADVANTAGE OF REINCORPORATION IN DELAWARE

Despite the belief of the Board of Directors of the Company as to the benefits or advantages of reincorporation in Delaware, some stockholders may find the Reincorporation Merger disadvantageous for several reasons. As discussed below, Delaware law contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This "anti-takeover" provision along with other "anti-takeover" provisions being included in the Certificate of Incorporation and Bylaws of Bentley- Delaware (see "Changes in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger Certain Anti-Takeover Procedural Requirements") could have the effect of lessening the possibility that stockholders of Bentley-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. These provisions could also have an adverse effect on the market value of the shares of Bentley-Delaware Stock. To the extent that these provisions may restrict or discourage takeover attempts, they may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well. Florida law, however, has its own "anti-takeover" statutory protections which may have had a similar effect in the past. See "Summary of Significant Differences Between Delaware and Florida Corporate Laws - Business Combinations with Substantial Stockholders."

As discussed below, the Certificate of Incorporation of Bentley-Delaware will contain a provision limiting director liability under certain circumstances and the Certificate of Incorporation of Bentley-Delaware and the Bylaws of Bentley-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of Bentley-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Bentley-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted Bentley-Delaware and its stockholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is

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part of the Certificate of Incorporation of Bentley-Delaware, the stockholders of Bentley-Delaware will forego potential causes of action for breach of duty of care against the directors involving grossly negligent business decisions, including those relating to attempts to change control of Bentley-Delaware.

CHANGES IN THE COMPANY'S CHARTER AND BYLAWS TO BE EFFECTED BY THE
REINCORPORATION MERGER

Approval of the reincorporation in Delaware by the Company's stockholders will also constitute approval of the provisions of the Certificate of Incorporation of Bentley-Delaware (See "Appendix B" to this Proxy Statement) and Bylaws of Bentley-Delaware (See "Appendix C" to this Proxy Statement). The Certificate of Incorporation and Bylaws of Bentley-Delaware differ from the Company's Articles of Incorporation and Bylaws in certain respects, the most important of which are described below. The following discussion summarizes the most important aspects of such differences, but is qualified in its entirety by reference to the Certificate of Incorporation and Bylaws of Bentley-Delaware.

CERTAIN ANTI-TAKEOVER PROCEDURAL REQUIREMENTS. The Certificate of Incorporation of Bentley-Delaware adopts certain measures (the "Measures") which are intended to protect the Company's stockholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's Board of Directors. The Measures are set forth below and include the potential implementation of certain supermajority requirements for the amendment of the Certificate of Incorporation and Bylaws. Such Measures are often referred to as "anti-takeover" provisions. As explained below, the Company's current Articles of Incorporation include some but not all of such "anti-takeover" provisions.

The inclusion of such "anti-takeover" provisions in the Certificate of Incorporation may delay, deter or prevent a takeover of the Company which the stockholders may consider to be in their best interests, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of stockholders to remove incumbent directors as readily as the stockholders may consider to be in their best interests.

The Measures are not being proposed in response to any present attempt known by the Board of Directors of the Company to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action. Rather, management believes that in connection with the approval of the Company's reincorporation in Delaware, the Measures are prudent and in the best interests of the Company and its stockholders and should be adopted for their protection. The Board of Directors further believes that now is an appropriate time to adopt the proposed Measures, since they would lessen the likelihood that the Company would be required to incur significant expense and might be subject to substantial disruption in connection with a takeover attempt.

In addition to the Measures, the Board of Directors is currently contemplating the implementation of a stockholder rights plan or "poison pill" (the "Plan") as an additional "anti-takeover" tactic. The implementation of the Plan would not require approval of the Company's stockholders and could be adopted by the Company whether or not the Agreement of Merger is adopted by the stockholders. The Plan currently being considered by the Board of Directors would expire three
(3) years after it is adopted. In addition, the Plan would not place any impediments on an all-cash tender offer to all of the Company's stockholders, which offer has been approved by a majority of the Company's Board of Directors. There can be no assurance that the Board of Directors will ultimately implement the Plan or that, if implemented, the Plan will include the foregoing provisions.

Except as described in this Proxy Statement or as set forth in the Certificate of Incorporation and Bylaws of Bentley-Delaware, the Board of Directors does not have any current plans to seek stockholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications. However, the Board of Directors may consider other "anti-takeover" measures in the future, including measures which do not require stockholder approval.

AMENDMENT TO THE BYLAWS

Under Florida law and the Company's current Articles of Incorporation, both the Company's stockholders and the Board of Directors have the power to adopt, amend or repeal the Company's Bylaws. Under Delaware law and the Certificate of Incorporation of Bentley-Delaware, both the stockholders of Bentley-Delaware and the Board of Directors have the power to adopt, amend or repeal any or all of the Bylaws. However, the Certificate of Incorporation of Bentley-Delaware adds a provision which is not in the Company's current Articles of Incorporation which requires that any stockholder adoption, amendment or repeal of the Bylaws be approved by the holders of at least 66-2/3% of the voting power of all outstanding shares of voting stock, including in any instance in which the alteration is proposed by an Interested Stockholder (as defined below), or by affiliates or associates of any Interested Stockholder, the affirmative vote of the holders of at least a majority of voting power of all outstanding shares of voting stock held by persons other than the Interested Stockholder or its affiliates or associates. However, the only stockholder vote required if the Bylaw modification is approved by a majority of the Continuing Directors (as defined below) of the Company is the affirmative vote of a majority of the voting power of all outstanding shares of voting stock. The Board of Directors believes that the foregoing gives the Board of Directors needed flexibility in managing the Company and protects against an unsolicited takeover attempt of the Company.

The term Interested Stockholder is used through the proposed Certificate of Incorporation of Bentley-Delaware and is defined therein to have the meaning assigned to it at Section 203 of the Delaware General Corporation Law. Section 203 of the Delaware General Corporation Law defines an Interested Stockholder as any person who is: (i) the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Stockholder.

The term Continuing Director is used throughout the proposed Certificate of Incorporation of Bentley-Delaware and is defined therein to mean (i) any member of the Board of Directors who (A) is not an Interested Stockholder or an affiliate or associate of an Interested Stockholder and (B) was a member of the Board or Directors prior to the time that an Interested Stockholder became an Interested Stockholder; and (ii) any person who is elected or nominated to succeed a Continuing Director, or to join the Board of Directors, by a majority of the Continuing Directors.

DETERMINATION BY THE BOARD OF THE NUMBER OF DIRECTORS

The Company's current charter documents permit the size of the Board of Directors to be set between one (1) and thirteen (13), by action of either the Board of Directors or the stockholders. Under the proposed charter documents of Bentley-Delaware, the Board of Directors of Bentley-Delaware will have the sole power, without the necessity of a stockholder vote, to adjust the number of members on the Board of Directors between one (1) and thirteen (13). The Board of Directors believes that reserving to the Board of Directors the power to set its size combined with the other powers set forth herein regarding appointing newly created directorships and vacancies on the board of directors protects against an unsolicited takeover attempt of the Company.

FILLING NEWLY CREATED DIRECTORSHIPS AND BOARD VACANCIES

Florida law permits the directors to fill vacancies on the board and newly created directorships. In addition, the current Articles of Incorporation of the Company provide that the holders of at least 66-2/3% of the voting power of the Company may fill vacancies on the Board of Directors created by death or resignation. The proposed Certificate of Incorporation of Bentley-Delaware provides that vacancies on the Board of Directors and newly created directorships may be filled solely by a majority of the remaining directors. The Certificate of Incorporation also provides that any directors appointed by the remaining directors will hold office only until the next annual meeting of stockholders, at which time the stockholders will vote on the election of such director.

REMOVAL OF DIRECTORS FOR CAUSE

Both the Company's current Articles of Incorporation and the proposed Certificate of Incorporation of Bentley- Delaware (combined with certain aspects of Delaware law) provide that a director may only be removed for cause by the holders of at least 66-2/3% of the voting power of the Company. However, in order for such removal to be effective, the proposed Certificate of Incorporation of Bentley-Delaware adds a provision which is not in the Company's current Articles of Incorporation which requires that where such removal is proposed by an Interested Stockholder or by its affiliates or associates, the removal be approved by a majority of the voting power of all outstanding shares of voting stock, other than shares held by such Interested Stockholder or by its affiliates or associates. However, if such removal has previously been approved by a majority of Continuing Directors, only a majority of the voting power of all outstanding shares of voting stock is necessary to remove such director. The Board of Directors believes that the provision for removal of directors by the stockholders as set forth in the Company's current Articles of Incorporation and as enhanced as discussed above, will continue to be an effective "anti-takeover" tactic for the Company.

SUPERMAJORITY AND FAIR PRICE REQUIREMENT FOR MERGERS, SALES AND OTHER BUSINESS COMBINATIONS

The Company's current charter documents have no provision requiring a supermajority vote to approve certain business combinations or the dissolution or liquidation of the Company. The proposed Certificate of Incorporation of Bentley-Delaware includes a provision which requires the affirmative vote of at least 66-2/3% of the voting power of the Company to approve a merger, a sale or lease of all or substantially all of the assets of the Company, certain other business combinations or the dissolution or liquidation of the Company. The Certificate of Incorporation of Bentley-Delaware also imposes a "fair price" requirement in each of the foregoing transactions. The "fair price" provision requires that the amount of consideration received by the holders of the Company's Common Stock in such transactions be at least equal to the highest of the following amounts: (i) the fair market value per share of the Company's Common Stock on the announcement date of the transaction, (ii) the fair market value per share of the Company's Common Stock on the date the acquiring person became an Interested Stockholder, or (iii) the per share price paid by the acquiring person in the transaction in which such person became an Interested Stockholder. However, the Certificate does away with both the supermajority and the "fair price" requirement if a majority of the Continuing Directors approves the transaction. The Board of Directors believes that the foregoing provision gives stockholders a measure of assurance that any multi-step attempt to take over the Company will offer similar terms to all of the Company's stockholders.

SUPERMAJORITY REQUIRED FOR AMENDMENT

The Company's current Articles of Incorporation require the affirmative vote of 66-2/3% of the voting power of the Company to amend any provision in the Articles relating to directors and/or officers of the Company or to amend any provision in the Articles which requires the affirmative vote of 66-2/3% of the voting power of the Company.

In order to insure that the substantive provisions set forth in the Certificate of Incorporation are not circumvented by the amendment of the Certificate of Incorporation pursuant to a vote of a majority of the voting power of the Company's outstanding shares, the Certificate of Incorporation also provides that any amendment, change or repeal of the provisions contained in the Certificate of Incorporation with respect to: (i) the Company's capitalization, (ii) amendment of the Bylaws,
(iii) determination by the Board of the number of directors, (iv) filling newly created directorships and Board vacancies, (v) the removal of directors for cause, (vi) classification of the Board of Directors, (vii) supermajority and fair price requirement for mergers, sales and other business combinations, or a dissolution or liquidation of the Company, or (viii) the amendment of the provision imposing such supermajority requirement for amendment of the Certificate of Incorporation, shall require the affirmative vote of the holders of at least 66-2/3% of the voting power of all outstanding shares of voting stock, including, in any instance where the amendment is proposed by an Interested Stockholder or its affiliate or associate, the affirmative vote of at least a majority of the voting power of all outstanding shares of voting stock held by persons other than such Interested Stockholder or its affiliates or associates. However, only the affirmative vote of a majority of the voting power of all outstanding shares of voting stock is required if the amendment of any of the foregoing provisions is previously approved by a majority of the Continuing Directors of the Company.

SPECIAL MEETINGS OF STOCKHOLDERS

The current Bylaws of the Company provide that a special meeting of stockholders may be called by the President, the Board of Directors or 10% of the stockholders of record of all shares entitled to vote. The proposed Bylaws of Bentley-Delaware provide that a special meeting of stockholders may be called by the President, a majority of the Board of Directors or by the holders of not less than 33-1/3% of the voting power of the Company. The Board of Directors believes that such a higher threshold is appropriate in light of the fact that a quorum of at least a majority of the voting power is required for the transaction of business at a stockholder meeting. The Board of Directors therefore believes it is appropriate that the Company not have to incur the significant expense associated with a special stockholder meeting unless at least 33-1/3% of the voting power of the Company requests convening such a meeting.

AUTHORIZED CAPITAL. Both the Company's current Articles of Incorporation and the proposed Certificate of Incorporation of Bentley-Delaware authorize the issuance of up to 37,000,000 shares, consisting of 35,000,000 of Common Stock, par value $0.02 per share, and 2,000,000 shares of preferred stock, par value $1.00 per share. Furthermore, both the Company's current Articles of Incorporation and the proposed Certificate of Incorporation of Bentley-Delaware authorize a class of preferred stock commonly known as "blank check" preferred stock. The preferred stock may be issued from time to time in one or more series, and the Board of Directors of Bentley- Delaware, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the Common Stock. In the event of any issuances of preferred stock, the holders of Bentley-Delaware Stock will not have any preemptive or similar rights to acquire any preferred stock or any other capital stock of the Company. A series of preferred stock may also be utilized in connection with the Board of Directors' implementation of a stockholder rights plan or "poison pill". See "Changes in the Company's Charter and Bylaws to Be Effected by the Reincorporation Merger - Certain Anti-Takeover Procedural Requirements."

LIMITATION OF LIABILITY OF DIRECTORS. Florida law limits a director's liability for monetary damages, except for breach of a director's duties under certain circumstances. Under Delaware law, a corporation may provide in its certificate of incorporation that directors shall not be liable to the corporation or its stockholders for monetary damages for breach of their fiduciary duty. See "Summary of Significant Differences between Delaware and Florida Corporate Laws
- Liability of Directors." The proposed Certificate of Incorporation of Bentley-Delaware contains a provisions limiting a director's liability for monetary damages to the fullest extent permitted by Delaware law.

INDEMNIFICATION OF DIRECTORS AND OFFICERS. The charter documents of each of Bentley-Delaware and the Company provide that Bentley-Delaware and the Company shall indemnify its directors and officers to the fullest extent permitted under Delaware law and Florida law, respectively. As described below, with certain exceptions, Delaware law is similar to Florida law with respect to indemnification of directors and officers. See "Summary of Significant Differences between Delaware and Florida Corporate Laws - Indemnification of Directors and Officers."

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND FLORIDA
CORPORATE LAWS

The following is a brief summary of certain material ways in which Florida and Delaware corporate laws differ and does not purport to be a complete statement of such laws.

BUSINESS COMBINATIONS WITH SUBSTANTIAL STOCKHOLDERS. Delaware law contains a statutory provision which is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing certain business combinations of the corporation with Interested Stockholders within three (3) years after such stockholders become interested. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate or associate of such person, who is an Interested Stockholder for a period of three (3) years from the date that such person became an Interested Stockholder unless: (i) the transaction resulting in a person becoming an Interested Stockholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an Interested Stockholder, (ii) the Interested Stockholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an Interested Stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans) or (iii) on or after the date the person becomes an Interested Stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the Interested Stockholder.

A corporation may, at its option, exclude itself from the coverage of Section 203 by amending its certificate of incorporation or bylaws by action of its stockholders to exempt itself from coverage, provided that such bylaw or certificate of incorporation amendment shall not become effective until twelve
(12) months after the date it is adopted. The Board of Directors of Bentley-Delaware is not now, and it is not currently anticipated that the Board of Directors of Bentley-Delaware will in the future, seek stockholder approval to "opt out" of the operation of this provision.

Florida law contains an affiliated transactions statute which provides that certain transactions involving a corporation and a stockholder owning 10% or more of the corporation's outstanding voting shares (an "affiliated stockholder") must generally be approved by the affirmative vote of the holders of at least 66-2/3% of the voting shares other than those owned by the affiliated stockholder. The transactions covered by the statute include, with certain exceptions: (i) mergers and consolidations to which the corporation and the affiliated stockholder are parties, (ii) sales or other dispositions of substantial amounts of the corporation's assets to the affiliated stockholder,
(iii) issuances by the corporation of substantial amounts of its securities to the affiliated stockholder, (iv) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the affiliated stockholder, (v) any reclassification of the corporation's securities which has the effect of increasing by more than five percent (5%) the percentage of the outstanding voting shares of the corporation beneficially owned by the affiliated stockholder and (vi) the receipt by the affiliated stockholder of certain loans or other financial assistance from the corporation. These special voting requirements do not apply in any of the following circumstances: (i) if the transaction was approved by a majority of the corporation's disinterested directors, (ii) if the corporation did not have more than 300 stockholders of record at any time during the preceding three years,
(iii) if the affiliated stockholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for the past five years, (iv) if the affiliated stockholder is the beneficial owner of at least 90% of the corporation's outstanding voting shares, exclusive of those acquired in a transaction not approved by a majority of disinterested directors or (v) if the consideration received by each stockholder in connection with the transaction satisfies the "fair price" provisions of the statute. This statute applies to any Florida corporation unless the original articles of incorporation or an amendment to the articles of incorporation or bylaws contain a provision expressly electing not to be governed by this statute. Such an amendment to the articles of incorporation or bylaws must be approved by the affirmative vote of a majority of disinterested stockholders and is not effective until 18 months after approval. The Company has not, through its Articles of Incorporation or its Bylaws, elected not to be governed by this statute.

Florida law also provides for certain "anti-takeover" protections against persons who acquire or intend to acquire 20% or more of the voting power of certain Florida corporations, defined by statute as "issuing public corporations." However, in order to fall within the definition of an "issuing public corporation," the Florida corporation must have: (i) its principal place of business, principal office or substantial assets within Florida and (ii) either more than 10% of its stockholders resident in Florida, more than 10% of its shares owned by Florida residents or at least 1,000 Florida resident stockholders (with shares held by banks, brokers or nominees disregarded for the purpose of calculating such percentage). The Company is in the process of moving its corporate headquarters from Florida to New Hampshire which move is expected to be completed in the summer of 1999. See "Reasons for and Advantages of Reincorporation in Delaware." At such time as the move if completed, the Company's principal place of business and principal office will be located outside of Florida and the Company will not have any significant assets in Florida. Therefore, at such time, the Company will not fall within the definition of an "issuing public corporation" for purposes of the foregoing Florida "anti-takeover" statute, and therefore, such "anti-takeover" provisions will not apply to the Company, regardless of whether the Company remains a Florida corporation or is reincorporated in Delaware.

LIABILITY OF DIRECTORS. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases or (iv) for any transaction from which the director derived an improper personal benefit. The proposed Certificate of Incorporation of Bentley-Delaware includes such a provision.

Under Florida law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties as a director by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, (iii) declaration of unlawful distributions, (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

INDEMNIFICATION OF DIRECTORS AND OFFICERS. Under both Florida law and Delaware law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for expenses (including attorneys' fees), provided that in the event the person seeking indemnification has been adjudicated liable, such indemnification shall only be for amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. In addition, Delaware law and Florida law provide that to the extent that present or former directors or officers under Delaware law and present or former directors, officers, employees or agents under Florida law, have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. Florida law further provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification. The Company's current Bylaws provide that directors, officers, employees and other agents will be indemnified to the fullest extent permitted by law. The proposed Certificate of Incorporation and Bylaws of Bentley-Delaware provides that directors, officers, employees and other agents will be indemnified to the fullest extent permitted by law.

SPECIAL MEETINGS OF STOCKHOLDERS. Under Delaware law, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of Bentley-Delaware provide that a special meeting may be called by the President or a majority of the Board of Directors or when requested in writing by the holder or holders of at least 33-1/3% of all the shares entitled to vote at the meeting. Florida law provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors, (ii) the persons authorized by the articles of incorporation or bylaws or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A Florida corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. The Company's current Articles of Incorporation do not require a higher percentage of votes. The current Bylaws of the Company provide that a special meeting of stockholders may be called by the President or the Board of Directors or when requested in writing by the holder or holders of not less than 10% of all the shares entitled to vote at the meeting.

MERGER WITH SUBSIDIARY. Under Delaware law, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Florida law permits such a merger of a subsidiary without stockholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

REMOVAL OF DIRECTORS. Both the Company's current Articles of Incorporation and the proposed Certificate of Incorporation of Bentley-Delaware provides for three separate classes of directors, each class serving for a term of three (3) years, with the term of each class expiring in subsequent years, commonly known as a "classified" board of directors. Under Delaware law, unless the certificate of incorporation otherwise permits, if a Delaware corporation has a classified board of directors, stockholders may remove directors only for cause. Under Florida law, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose. The Company's current Articles of Incorporation only permit the removal of directors for cause at a meeting of stockholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise at least 66-2/3% of the voting power of the Company. The proposed Certificate of Incorporation of Bentley-Delaware has a similar provision, but also requires, in the event the removal is proposed by an Interested Stockholder or an affiliate or associate thereof, the approval of a majority of the voting power of all outstanding shares of voting stock, other than shares held by such Interested Stockholder or an affiliate or associate thereof. However, if a majority of Continuing Directors approves the proposal, only a majority of the voting power of all outstanding voting stock is necessary to approve such removal.

BOARD VACANCIES. Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws, a vacancy or newly-created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under Florida law, a vacancy on the board of directors generally may be filled by an affirmative vote of a majority of the remaining directors or by the stockholders, unless the articles of incorporation provide otherwise. The Company's current Articles of Incorporation provide that stockholders may by affirmative vote of the holders of shares entitling them to exercise at least 66-2/3% of the voting power of the Corporation fill any vacancy in the Board of Directors created by death or resignation. Bentley-Delaware's proposed Certificate of Incorporation, on the other hand, does not permit the stockholders to fill vacancies or newly created directorships, but instead reserves such power solely to the Board of Directors. However, under Bentley-Delaware's proposed Certificate of Incorporation, any director appointed by the Board of Directors will serve only until the next stockholders meeting, at which time the Company's stockholders will vote on a director for such position.

COMMITTEES OF THE BOARD OF DIRECTORS. Florida and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. A Delaware corporation may not, however, delegate to a committee of the board of directors, the duty of approving or adopting, or recommending to the stockholders, any action or matter required to be submitted to stockholders or the duty of adopting, amending or repealing any bylaws of the corporation. Florida law places additional limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

AMENDMENT OR REPEAL OF THE CERTIFICATE. Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The proposed Certificate of Incorporation of Bentley-Delaware provides that the affirmative vote of at least 66-2/3% of the voting power of all outstanding shares of voting stock is needed to amend, change or repeal the provisions in the Certificate of Incorporation relating to (i) the Company's capitalization, (ii) amendment of the Bylaws, (iii) determination by the Board of the number of directors, (iv) filling newly created directorships and board vacancies, (v) the removal of directors for cause, (vi) classification of the Board of Directors, (vii) supermajority and fair price requirement for mergers, sales and other business combinations or a dissolution or liquidation of the Company, or (viii) the amendment of the provision imposing such supermajority requirement for amendment to the Certificate of Incorporation. The proposed Certificate of Incorporation of Bentley-Delaware also requires, in the event the amendment is proposed by an Interested Stockholder or an affiliate or associate thereof, the approval of a majority of the voting power of all outstanding shares of voting stock, other than shares held by such Interested Stockholder or an affiliate or associate thereof. However, if a majority of Continuing Directors approves the amendment, only a majority of the voting power of all outstanding voting stock is necessary to approve such amendment.

Except with regard to minor amendments specified in the Florida statute which may be made by the Board of Directors, all amendments to the articles of incorporation of a Florida corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater vote.

Article VIII of the Company's current Articles of Incorporation requires the affirmative vote of at least 66-2/3% of the voting power of the Company to amend any provision which relates to directors and/or officers of the Company, and/or any provision which requires an affirmative vote of the holders of shares entitling them to exercise at least 66-2/3% of the voting power of the Company.

AMENDMENTS TO BYLAWS. Under Florida law, a corporation's board of directors may amend or repeal the corporation's bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the effected bylaws. Neither the Company's current Articles of Incorporation nor its Bylaws impose any such limits on the Board of Directors' power to amend the Company's Bylaws. Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in the corporation's certificate of incorporation. The proposed Certificate of Incorporation of Bentley-Delaware permits the Board of Directors to adopt, alter or amend the proposed Bylaws of Bentley- Delaware. It also permits the stockholders of Bentley-Delaware to adopt, amend or repeal the proposed Bylaws of Bentley-Delaware but requires a vote of at least 66-2/3% of the voting power of the Company to do so, including, in the event the amendment is proposed by an Interested Stockholder or an affiliate or associate thereof, the approval of a majority of the voting power of all outstanding shares of voting stock other than shares held by such Interested Stockholder or an affiliate or associate thereof. However, if a majority of Continuing Directors approves such Bylaw amendment, only a majority of the voting power of all outstanding voting stock is necessary for approval.

STOCKHOLDER VOTING REQUIREMENTS. Under both Delaware law and Florida law, directors are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders' meeting at which a quorum is present, unless a greater number of affirmative votes is required by the certificate of incorporation or bylaws (in the case of a Delaware corporation) or the articles of incorporation (in the case of Florida corporation). With respect to matters other than the election of directors, unless otherwise provided by Delaware law or a Delaware corporation's certificate of incorporation or bylaws, if a quorum exists, action on a matter generally is approved by the affirmative vote of a majority in voting power of the shares represented at a meeting and entitled to vote on the matter. Accordingly, under Delaware law, abstentions have the same effect as votes against a matter. Under Florida law, unless otherwise provided by Florida law or a Florida corporation's articles of incorporation (but not its bylaws), if a quorum exists, action on any matter generally is approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. Accordingly, under Florida law, abstentions have no impact on the outcome of a vote.

VOTE REQUIRED FOR MERGERS. Florida law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Florida law, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger and (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's stockholders, Delaware law, unlike Florida law, also requires that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed

20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The proposed Certificate of Incorporation of Bentley-Delaware provides that a vote of at least 66-2/3% of the voting stock of the Company is required to approve certain business combinations, including a merger. In addition, the Certificate of Incorporation of Bentley-Delaware imposes a "fair price" requirement in the event of such a transaction. The Company's current Articles of Incorporation has neither a supermajority merger provision nor a "fair price" provision governing such transactions. See "Changes in the Company's Charter and Bylaws to Effected by the Reincorporation Merger - Supermajority and Fair Price Requirement for Mergers, Sales and Other Business Combinations."

STOCK REDEMPTIONS AND REPURCHASES. Both Delaware and Florida corporations may generally purchase or redeem their own shares of capital stock. Under Delaware law, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Florida corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

PROXIES. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.

CONSIDERATION FOR STOCK. Under Florida law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS. Delaware law provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses to permit such examination, the stockholder can compel release of the books by court order. Under Florida law, any stockholder may inspect and copy certain of the corporation's records upon written demand, including the corporation's articles of incorporation, bylaws, certain resolutions of the Board of Directors relating to the creation of classes or series of stock, minutes of stockholder meetings during the prior three (3) years, written communications to stockholders, a list of names and business addresses of the corporation's officers and directors, the corporation's most recent corporate report delivered to the Florida Secretary of State and the corporation's financial statements during the prior three (3) year period. However, only a stockholder whose demand is in good faith and with a proper purpose and describes in particularity the purpose and the desired records which are related to such purpose, may examine certain of the corporation's books, including minutes of meetings of the Board of Directors, minutes of other meetings or actions taken by stockholders not otherwise expressly available for inspection to all stockholders, accounting records of the corporation, a list of names and address of the corporation's stockholders and any other books and records of the corporation. Under Florida law, if the corporation refuses to allow a stockholder of a corporation to examine the corporation's books, the corporation may be liable to the stockholder for costs (including reasonable attorney's fees) incurred by the stockholder. There is no such corresponding provision in Delaware law.

DIVIDENDS. Delaware law provides that the corporation may pay dividends out of surplus, out of the corporation's net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Florida law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING. Delaware and Florida law both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. Neither the Company's current Articles of Incorporation nor the proposed Certificate of Incorporation of Bentley-Delaware include any such contrary provision. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware law requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. Florida law provides that such notice must be given within ten (10) days of the date such stockholder authorization is granted.

DISSENTERS' RIGHTS OF APPRAISAL

Florida law generally provides that stockholders may have dissenters' rights in connection with a plan of merger in connection with which the approval of the corporation's stockholders is required. However, Florida law provides that there is no right of dissent with respect to a plan of merger, such as the Reincorporation Merger, in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the plan, were either: (i) registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD"), such as the over-the-counter market, or
(ii) held by at least 2,000 stockholders of record. The Company's Common Stock is registered on the American Stock Exchange. As of the Record Date, the Company had approximately 1,970 beneficial stockholders of record. Therefore, the Company believes there are no dissenters' or appraisal rights available to the Company's stockholders with respect to the Reincorporation Merger.

A stockholder of a Delaware corporation generally is entitled to dissenters' rights in the event that the corporation is a party to certain mergers or consolidations to which the stockholder did not consent. A Delaware corporation's certificate of incorporation may also provide that dissenters' rights are available with respect to any amendment to the certificate of incorporation or any sale of all or substantially all of the corporation's assets. The proposed Bentley-Delaware's certificate of incorporation does not contain such a provision. Dissenters' rights are not available to a stockholder of a Delaware corporation if such stockholder's shares, at the relevant record date, were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) held of record by more than 2,000 stockholders. Notwithstanding the foregoing, however, under the Delaware Act, a stockholder does have dissenters' rights with respect to such shares if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation, (ii) shares of stock of any other corporation which is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by NASD or held of record by more than 2,000 stockholders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion addresses certain material federal income tax consequences of the Reincorporation Merger to stockholders of the Company holding their shares of Common Stock as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion is based on the current provisions of the Code, applicable regulations, judicial authority and administrative rulings and practice. It does not address all aspects of federal income taxation that may be relevant to particular stockholders in light of their specific circumstances or to certain types of stockholders subject to special treatment under the federal income tax laws, including, without limitation, insurance companies, tax-exempt organizations, foreign persons, financial institutions or broker-dealers, and stockholders who acquired their Common Stock pursuant to the exercise of employee stock options or in other compensatory transactions. This discussion also does not address the state, local, foreign or other federal tax consequences of the Reincorporation Merger (other than the state franchise tax consequences set forth below under "Delaware Franchise Tax Consequences"). There can be no assurance that the Internal Revenue Service will not take a contrary view to any expressed herein. No rulings have been or will be requested from the Internal Revenue Service with respect to the tax consequences of the Reincorporation Merger. Moreover, legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein, possibly with retroactive effect.

A stockholder owning Common Stock will not recognize gain or loss with respect to the stockholder's exchange of the Common Stock for Bentley-Delaware Stock as a result of the Reincorporation Merger. A stockholder's basis in a share of Bentley-Delaware Stock will be the same as the stockholder's basis in the corresponding share of Common Stock held immediately prior to the Reincorporation Merger. The stockholder's holding period with respect to a share of Bentley-Delaware Stock will include the period during which the stockholder held the corresponding share of Common Stock.

Neither the Company nor Bentley-Delaware will recognize gain or loss as a result of the Reincorporation Merger, and Bentley-Delaware will generally succeed, without adjustment, to the tax attributes of the Company.

ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND OF ANY CHANGES IN APPLICABLE TAX LAWS.

DELAWARE FRANCHISE TAX CONSEQUENCES

Upon the consummation of the Reincorporation Merger, Bentley-Delaware will be subject to Delaware franchise tax. The Company anticipates that Bentley Delaware will be required to pay the State of Delaware an annual franchise tax of approximately $17,000. Apart from the preceding sentence, no other view is expressed regarding any other state or local tax consequences of the Reincorporation Merger to the Company, Bentley-Delaware or the stockholders of either the Company or Bentley-Delaware.


SECURITIES ACT CONSEQUENCES

The shares of Bentley-Delaware Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Bentley-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the Reincorporation Merger, Bentley-Delaware will be a publicly-held company, Bentley-Delaware Stock will be listed for trading on the American Stock Exchange, and Bentley-Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradeable before the Reincorporation Merger will continue to have freely tradeable shares of Bentley-Delaware Stock after the Reincorporation Merger. Stockholders holding restricted shares of Common Stock will have shares of Bentley- Delaware Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Bentley-Delaware Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Bentley-Delaware Stock on the date they acquired their shares of Common Stock. In summary, Bentley-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and the stockholders prior to the Reincorporation Merger.

APPROVAL BY THE STOCKHOLDERS OF THE COMPANY'S REINCORPORATION IN DELAWARE WILL CONSTITUTE APPROVAL OF THE AGREEMENT OF MERGER, THE CERTIFICATE OF INCORPORATION OF BENTLEY-DELAWARE AND THE BYLAWS OF BENTLEY-DELAWARE.

         The Board of Directors recommends a vote FOR this proposal.

VOTE REQUIRED

Under the Company's Articles of Incorporation and Florida law, the Company's reincorporation in Delaware must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

                                   PROPOSAL 3

     PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION PLAN

         The Company's 1991 Stock Option Plan (the "1991 Plan") was adopted by the Board of Directors on September 30, 1991 and was approved by the stockholders on December 16, 1991. The 1991 Plan was amended to increase the number of shares available under the Plan to an aggregate of 1,200,000 and 2,400,000 shares by the stockholders at the February 1993 and June 1994 Annual Meetings of Stockholders, respectively. As a result of the reverse stock split on July 25, 1995, the number of shares available under the Plan was reduced to 240,000. The 1991 Plan was amended to increase the number of shares available under the Plan to an aggregate of 500,000 by the stockholders at the June 1997 Annual Meeting of Stockholders. As of May 5, 1999, 6,500 options had been exercised and options to purchase 320,856 shares held by 25 optionees were outstanding at a weighted average per share exercise price of $14.40 and 172,644 shares are available for future grants under the 1991 Plan.

PROPOSED AMENDMENT

         On March 25, 1999, the Board of Directors unanimously adopted and recommended for submission to the stockholders for their approval at the Meeting, an amendment to the 1991 Plan (the "Amendment") to increase the number of shares of Common Stock for which options may be granted under the 1991 Plan from 500,000 to 1,000,000 shares. A copy of the 1991 Plan (as proposed to be amended by this Proposal 3) is attached as Appendix D to this Proxy Statement and the following description of the 1991 Plan is qualified in its entirety by reference to Appendix D. The Board of Directors believes that, although the Company has not experienced difficulty in attracting and retaining personnel, the 1991 Plan has been instrumental in attracting and retaining employees, officers and consultants of outstanding ability and that this objective will be furthered by providing additional shares for future option grants.

         The following is a description of the 1991 Plan:

TYPES OF GRANTS AND AWARDS

         The 1991 Plan permits the grant of options which may either be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or "non-qualified stock options" ("NQSOs"), which do not meet the requirements of Section 422 of the Code.

ELIGIBILITY

         All employees (including officers), and directors of the Company and its subsidiaries, are eligible to be granted options under the 1991 Plan. The Company currently has approximately 137 employees.

STOCK SUBJECT TO THE 1991 PLAN

         The total number of shares of Common Stock for which options may be granted under the 1991 Plan may not exceed 500,000, subject to possible adjustment in the future. The proposed amendments to the 1991 Plan is to increase the number of shares for which options may be granted under the 1991 Plan to 1,000,000. Any shares of Common Stock subject to any option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercised will again be available for grant under the 1991 Plan. The number of shares of Common Stock underlying that portion of options which are exercised will not again become available for grant under the Plan.

ADMINISTRATION

         The 1991 Plan is administered by a committee of the Board of Directors of not less than two Directors, each of whom must be a "Non-Employee Director" within the meaning of regulations promulgated by the Securities and Exchange Commission. The Board of Directors has designated the Compensation Committee of the Board, currently consisting of Messrs. Bolling and McGovern, to administer the 1991 Plan. The Compensation Committee has the authority under the 1991 Plan to determine the terms of options granted under the 1991 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option, and the date or dates each option shall become exercisable.

EXERCISE PRICE

         The exercise price of an option granted under the 1991 Plan is determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Stock on the date an option is granted (110% of such fair market value in the case of ISOs granted to an optionee (a "Ten Percent Stockholder") who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.) The exercise price is payable at the time of exercise of the option in cash, previously acquired shares of Common Stock (valued at their fair market value on the date of exercise of the option) or a combination thereof, in the discretion of the Compensation Committee. The Compensation Committee may, in its discretion, permit payment of the exercise price of options by delivery of properly executed exercise notices, together with a copy of irrevocable instructions from the optionee to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

TERMS AND CONDITIONS

         As to options granted to employees:

                  i. Options granted to employees may be granted for terms of up to but not exceeding ten years as determined by the Compensation Committee, provided that ISOs granted to a Ten Percent Stockholder may not be for a term of more than five years.

                  ii. Shares covered by options may not be purchased within the one-year period after the date of grant, except as described in subparagraphs
(iii), (iv) and (v) below. Thereafter, options will become exercisable on such terms and at such times as the Compensation Committee shall determine. Options may not be exercised in an amount of less than 100 shares (except the remaining shares then covered by and purchasable under the option if less than 100 shares).

                  iii. If an employee optionee's employment is terminated for any reason other than "retirement," "disability" or death, the option may be exercised at any time within three months thereafter to the extent shares were purchasable at the date of termination. However, in the event employment is terminated by the Company within three years after a "change in control of the Company," the optionee at any time within three months after termination may exercise all or any part of the remaining unexercised potion of the option notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination. The term "change in control of the Company" means the acquisition of the beneficial ownership, directly or indirectly, of voting stock of the Company by any corporation, person or entity resulting in such corporation, person or entity owning 50% or more of such stock.

                  iv. If an employee's employment is terminated by "disability" or "retirement," the remaining unexercised portion of the option may be exercised at any time within a twelve month period after such termination notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination.

                  v. In the event of the death of an optionee while employed, the remaining unexercised potion of the option may be exercised notwithstanding that it had not yet become exercisable with respect to all or any part of such shares at the date of death. If death occurs during the three month period after termination of employment, or the twelve month period after termination by reason of retirement (three months in the case of termination by reason of retirement for employee optionees holding ISOs) or disability, the option may be exercised to the extent the optionee was entitled to do so at the date of death, giving effect to the provisions described in subparagraph (iii) and (iv) above. In each case, the option may be exercised by the optionee's legal representative or beneficiary during the period prescribed in the option agreement not exceeding twelve months after the date of death.

                  vi. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by the holder's guardian or legal representative.

                  vii. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

         As to options granted to Non-Employee Directors:

                  i. Options granted to Non-Employee Directors are for a term of ten years; provided that shares may not be purchased within the one-year period after the date of grant, except as described in subparagraphs (ii), (iii) and
(iv) below. Shares not purchased in any one exercise period may be purchased in any subsequent exercise period prior to the termination of the option. Options may not be exercised in an amount less than 100 shares (except the remaining shares then covered by and purchasable under the option if less than 100 shares).

                  ii. If a Non-Employee Director optionee ceases to serve on the Board for any reason, other than "disability" or death without being designated as a "Director Emeritus," or a "Director Emeritus" ceases to retain such status otherwise than by reason of "disability" or death, the option may be exercised at any time within three months thereafter to the extent shares were purchasable at the date of termination. However, in the event service on the Board or "Director Emeritus" status is terminated by the Company within three years after a "change in control" of the Company, the non-employee director optionee at any time within three months after termination may exercise all or any part of the remaining unexercised portion of the option notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination. If a Non-Employee Director ceases to serve on the Board but is designated as a "Director Emeritus," the option will continue to be exercisable under the terms thereof while the Non-Employee Director retains such status.

                  iii. If a Non-Employee Director optionee ceases to serve on the Board by reason of "disability" or becomes "disabled" while retaining the status of "Director Emeritus," the remaining unexercised portion of the option may be exercised at any time within a twelve month period after such termination notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination.

                  iv. In the event of the death of a Non-Employee Director optionee either while serving on the Board or retaining the status of "Director Emeritus," the remaining unexercised portion of the option may be exercised notwithstanding that it had not yet become exercisable with respect to all or any part of such shares at the date of death. If death occurs during the three month period after termination of service on the Board without "Director Emeritus" status, or within the twelve month period after termination of service on the Board or of "Director Emeritus" status by reason of "disability," the option may be exercised to the extent the optionee was entitled to do so at the date of death, giving effect to the provisions described in subparagraphs (ii) and (iii) above. In each case, the option may be exercised by the optionee's legal representative or beneficiary during the twelve month period after the date of death.

                  v. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by his guardian or legal representative.

                  vi. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

ADJUSTMENT IN THE EVENT OF CAPITAL CHANGES

         The Board of Directors shall make appropriate adjustments in the number and kind of shares subject to the 1991 Plan, and in the number and kind of shares subject to, and the exercise price of, outstanding options in the event of any change in the Common Stock by reason of any stock dividend, stock split, stock combination, recapitalization, merger or reorganization in which the Company is the surviving corporation, or the like.

PLAN TERM AND AMENDMENTS

         No options may be granted under the 1991 Plan after September 30, 2001. The Board may amend, suspend or terminate the 1991 Plan or any portion thereof at any time and from time to time in such respects as it deems necessary or advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Company's stockholders make any alteration or amendment thereof which would (i) change the class of those eligible to receive options, (ii) increase the maximum number of shares for which options may be granted (except for anti-dilution adjustments) or (iii) materially increase the benefits to participants under the 1991 Plan.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         The Company's Board of Directors recommends a vote FOR this proposal.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Meeting will be required to approve the amendments to the 1991 Plan.

                                  MISCELLANEOUS

VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1). The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock will be required to approve the proposed change of the Company's state of incorporation from Florida to Delaware and the adoption of a Certificate of Incorporation and Bylaws which conform to Delaware law and adopt various "anti-takeover" provisions (Proposal 2). The affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendment to the Company's 1991 Plan (Proposal 3). For purposes of Proposals 1 and 3, abstentions and broker non-votes are not considered cast with respect to such proposals. For purposes of Proposal 2, abstentions and broker non-votes are treated as votes against such proposal.

INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 1998 and for the year ending December 31, 1999. Representatives of Deloitte & Touche LLP will not be present at the Meeting.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its office at 65 Lafayette Road, North Hampton, New Hampshire 03862 by January 7, 2000. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has engaged Morrow & Co., Inc. to solicit Proxies and has agreed to pay Morrow & Co., Inc. a fee of $4,000 plus their accountable expenses in connection with the solicitation. Proxies may also be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

By Order of the Board of Directors


MICHAEL D. PRICE
SECRETARY
Tampa, Florida
May 5, 1999

                                                                      APPENDIX A



                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT OF MERGER (the "Agreement"), dated as of ___________, 1999 is entered into by and between Bentley Pharmaceuticals, Inc., a Florida corporation ("Bentley Florida") and Bentley Pharma, Inc., a Delaware corporation ("Bentley Delaware").

                                   WITNESSETH:

         WHEREAS, Bentley Florida is a corporation duly organized and existing under the laws of the State of Florida;

         WHEREAS, the respective Boards of Directors of Bentley Florida and Bentley Delaware have determined that it is advisable and in the best interests of each of such corporations that Bentley Florida merge with and into Bentley Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of Bentley Florida from Florida to Delaware;

         WHEREAS, the respective Boards of Directors of Bentley Florida and Bentley Delaware have, by resolutions duty adopted, approved this Agreement, subject to the approval of the shareholders of each of Bentley Delaware and Bentley Florida; and

         WHEREAS, this Agreement is intended as a tax free plan of reorganization within the meaning of Section 368 of the Internal Revenue Code;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Bentley Florida and Bentley Delaware hereby agree as follows:

         1. Merger. Bentley Florida shall be merged with and into Bentley Delaware and Bentley Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

         2. Governing Documents; Executive Officers and Directors. The Certificate of Incorporation of Bentley Delaware, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of Bentley Delaware from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The members of the Board of Directors and committees of the Board of Directors and the officers of Bentley-Florida immediately prior to the Effective Time shall be the members of the Board of Directors and committees of the Board of Directors and the officers of the Surviving Corporation from and after the Effective Time, until their respective successors have been duty elected and qualify, unless they earlier die, resign or are removed.

         3. Succession. At the Effective Time, the separate corporate existence of Bentley Florida shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public and private nature of Bentley Florida; and all property, real, personal and mixed, and all debts due to Bentley Florida on whatever account, as well as for share subscriptions as all other things in action belonging to Bentley Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Bentley Florida, and the title to any real estate vested by deed or otherwise in Bentley Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Bentley Florida shall be preserved unimpaired, and all debts, liabilities and duties of Bentley Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Bentley Florida, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Bentley Florida. The employees and agents of Bentley Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Bentley Florida. The requirements of any plans or agreements of Bentley Florida involving the issuance or purchase by Bentley Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

         4. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Bentley Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Bentley Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Bentley Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         5. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) each share of the common stock, par value $.02 per share (the "Bentley Florida Common Stock") of Bentley Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.02 per share (the "Surviving Corporation Common Stock") of the Surviving Corporation and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of the Surviving Corporation resulting from the conversion of the Bentley Florida Common Stock upon the Effective Time shall be equal to the number of shares of Bentley Florida Common Stock at that time; and

                  (b) as of the Effective Time, the Surviving Corporation hereby assumes all obligations under any and all employee benefit plans of Bentley Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans, warrants or other rights to purchase, or securities convertible into Bentley Florida Common Stock. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into Bentley Florida Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation Common Stock on the basis of one share of the Surviving Corporation Common Stock for each share of Bentley Florida Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Bentley Florida option, warrant, stock purchase right or other convertible security at the Effective Time.

                  A number of shares of the Surviving Corporation Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of Bentley Florida Common Stock so reserved immediately prior to the Effective Time.

                  (c) the shares of Surviving Corporation Common Stock presently issued and outstanding in the name of Bentley Florida shall be canceled and retired and resume the status of authorized and unissued shares of Surviving Corporation Common Stock, and no shares of Surviving Corporation Common Stock or other securities of Bentley Florida shall be issued in respect thereof.

         6. Stock Certificates. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of Bentley Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Surviving Corporation Common Stock into which the shares of Bentley Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock evidenced by such outstanding certificate as above provided.

         7. Shareholder Approval. This Agreement has been approved by Bentley Florida under Section 607.1103 of the Florida Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of Bentley Florida. This Agreement has been approved by Bentley Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of Bentley Florida on this Agreement shall constitute its written consent as sole shareholder of Bentley Delaware, to this Agreement and the Merger.

         8. Amendment. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

         9. Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of Bentley Florida or Bentley Delaware, notwithstanding approval of this Agreement by the shareholders of Bentley Delaware or by the shareholders of Bentley Florida, or both, if, in the opinion of either of the Boards of Directors of Bentley Florida or Bentley Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

         10. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

         11. Florida Appointment. Bentley Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of Bentley Florida or Bentley Delaware arising from the Merger. Bentley Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to Bentley Delaware at 65 Lafayette Road, North Hampton, New Hampshire 03862.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Bentley Florida and Bentley Delaware have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                            BENTLEY PHARMACEUTICALS, INC.
                                            a Florida corporation


                                            By:
                                                  Name:
                                                  Title:


                                            BENTLEY PHARMA, INC.
                                            a Delaware corporation


                                            By:
                                                  Name:
                                                  Title:

                                                                      APPENDIX B

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              BENTLEY PHARMA, INC.

      This Restated Certificate of Incorporation of BENTLEY PHARMA, INC. (the "Corporation"), was duly adopted by the Board of Directors of the Corporation on _______________, 1999 and the stockholders of the Corporation on
_______________, 1999, as set forth below, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "GCL"). The original Certificate of Incorporation was filed on _______________.

      The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated and further amended to read in its entirety as follows:

                                    ARTICLE I

The name of this Corporation shall be BENTLEY PHARMACEUTICALS, INC.

                                   ARTICLE II

The address of the registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name and address of the Corporation's registered agent in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

                                   ARTICLE III

The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the GCL.

                                   ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is 37,000,000 shares, consisting of: (a) 35,000,000 shares of a single class of common stock, par value $.02 per share ("Common Stock"); and (b) 2,000,000 shares of preferred stock, par value $1.00 per share ("Preferred Stock"). The number of shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the "Board of Directors"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the

Preferred Stock in one or more classes or series, and, subject to the provisions hereof, to fix by resolution or resolutions the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions, of each such class or series.

                                    ARTICLE V

In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

                                   ARTICLE VI

Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, and where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, other than shares held by the interested stockholder which proposed (or the affiliate or associate of which proposed) such action, or any affiliate or associate of such interested stockholder; provided, however, that where such action is approved by a majority of the continuing directors the affirmative vote of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

                                   ARTICLE VII

The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, the number of directors of the Corporation shall be set in accordance with the Bylaws.

                                  ARTICLE VIII

Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

                                   ARTICLE IX

         (a) Except as may otherwise be provided pursuant to Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

         (b) Any director elected in accordance with the preceding paragraph (a) shall hold office until the next annual meeting of stockholders or until such director's death, resignation or removal, whichever first occurs.

                                    ARTICLE X

Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth hereof, any director may only be removed from office for cause at a meeting of the stockholders held for such purposes, and only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, and, where such action is proposed by an interested stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class, other than shares held by the interested stockholder which proposed (or an affiliate or associate which proposed) such action, or any affiliate or associate of such interested stockholder; provided, however, that where such removal is approved by at least a majority of the continuing directors, the affirmative vote of at least a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, shall be required for approval of such removal.

                                   ARTICLE XI

         (a) The Board of Directors shall be divided into three (3) classes: Class I, Class II and Class III. The number of directors in each Class shall be the whole number contained in such quotient obtained by dividing the authorized number of directors by three (3). If a fraction is also contained in such quotient, then additional directors shall be apportioned amongst the Classes as determined by the Board of Directors. Each Class of directors shall be elected for a term of three
                  (3) years each and the term of each Class of directors shall expire in subsequent years so that approximately one Class shall be elected annually.

         (b) Except as provided in Article IX, paragraph (b) for directors appointed to newly created directorships or vacancies, each director shall serve for a term ending on the date of the expiration of the term of the Class to which the director is elected.

                                   ARTICLE XII

Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

                                  ARTICLE XIII

                  (a) In addition to any vote required by law and in addition to the requirements of paragraph (b) of this Article XIII and except as otherwise expressly provided in paragraph (c) of this Article XIII, the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to authorize: (i) any merger, combination, amalgamation or consolidation of the Corporation or any of its subsidiaries with or into any other corporation or entity; or (ii) any sale, lease or exchange by the Corporation of property or assets constituting all or substantially all of the property and assets of the Corporation and its subsidiaries taken as a whole to or with any other corporation, person or other entity; or (iii) the dissolution or liquidation of the Corporation. Such affirmative vote shall be required notwithstanding the fact that some lesser percentage may be specified by law, in any contract or agreement (including any agreement with any national securities exchange or otherwise) to which the Corporation is a party and shall be in addition to any class or series vote to which any class or series of stock of the Corporation may be entitled.

                  (b) In addition to the requirements of paragraph (a) of this
Article XIII and except as otherwise provided in paragraph (c) of this Article XIII, in any transaction set forth in subparagraphs (i), (ii) or (iii) of paragraph (a) of this Article XIII, the aggregate amount of cash and fair market value of the consideration other than cash to be received per share by the holders of the Corporation's Common Stock shall be at least equal to the highest of the following amounts: (i) the fair market value per share of the Corporation's Common Stock on the announcement date of such transaction, (ii) the fair market value per share of the Corporation's Common Stock on the date on which the other corporation, person or entity became an interested stockholder, or (iii) the per share price paid by the other corporation, person or entity in the transaction in which such other corporation, person or entity became an interested stockholder.

                  (c) The provisions of Article XIII, paragraphs (a) and (b) shall not apply to any transaction set forth in subparagraphs (i), (ii) or (iii) of paragraph (a) of this Article XIII if a majority of the continuing directors shall by resolution have approved such transaction.

                                   ARTICLE XIV

For the purposes of this Restated Certificate of Incorporation, the following definitions shall apply:

         (a) "continuing director" means: (i) any member of the Board of Directors who (A) is not an interested stockholder or an affiliate or associate of an interested stockholder and (B) was a member of the Board of Directors prior to the time that an interested stockholder became an interested stockholder; and (ii) any person who is elected or nominated to succeed a continuing director, or to join the Board of Directors, by a majority of the continuing directors.

         (b) The terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the GCL.

                                   ARTICLE XV

The provisions set forth in this Article Fifteenth and in Articles Fourth, Fifth, Sixth, Seventh, Ninth (paragraph (a) only), Tenth, Eleventh (paragraph
(a) only), Thirteenth and Fourteenth hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, and, where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class, other than shares held by the interested stockholder which proposed (or the affiliate or associate of which proposed) such action, or any affiliate or associate of such interested stockholder; provided, however, that where such action is approved by at least a majority of the continuing directors, the affirmative vote of at least a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

                                   ARTICLE XVI

The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Ninth (paragraph (a) only), Tenth, Eleventh (paragraph (a) only), Thirteenth, Fourteenth and Fifteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provisions, unless such action is approved as specified in Article Fifteenth hereof.

                                  ARTICLE XVII

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the GCL, or (d) for any transaction from which the director derived an improper personal benefit. If the GCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended GCL. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of or prior to such repeal or modification.

                                  ARTICLE XVIII

No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

                                   ARTICLE XIX

The Corporation shall, to the fullest extent permitted by the GCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify from and against any and all liabilities, including, without limitation, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any suit, action or proceeding to which such person is made, or is threatened to be made, a party. The indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; shall continue as to a person who has ceased to be a director, officer, employee or agent; and shall inure to the benefit of the heirs, executors and administrators of such a person.

         IN WITNESS WHEREOF, Bentley Pharma, Inc. has caused this Restated Certificate of Incorporation to be executed by its President and to be attested to by its Secretary as of the ______ day of __________, 1999.


                                                 BENTLEY PHARMA, INC.


                                                 By:
                                                          Name:
                                                          Title: President



                                                 By:
                                                          Name:
                                                          Title: Secretary

                                                                      APPENDIX C

                           AMENDED AND RESTATED BYLAWS

                                       OF

                          BENTLEY PHARMACEUTICALS, INC.

                    (FORMERLY KNOWN AS BENTLEY PHARMA, INC.)


         The following are the Bylaws of BENTLEY PHARMACEUTICALS, INC., a Delaware corporation formerly known as Bentley Pharma, Inc. (the "Corporation"), effective as of ____________, 1999 [upon approval of the merger of Bentley Pharmaceuticals, Inc., a Florida corporation, with and into Bentley Pharma, Inc., a Delaware corporation, with Bentley Pharma, Inc. as the surviving corporation (which surviving corporation changed its name to Bentley Pharmaceuticals, Inc. upon consummation of the merger) by the Corporation's Board of Directors and stockholders]:

                       ARTICLE I. MEETINGS OF STOCKHOLDERS

SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of the Corporation for the election of Directors and the transaction of such other business as may be properly come before the meeting shall be held on the second Friday in June of each year or at another date and at such time as determined by the President or a majority of the Board of Directors. If the annual meeting is not held, by oversight or otherwise, a special meeting shall be held as soon as practical, and any business transacted or election held at that meeting shall be as valid as if transacted or held at the annual meeting.

SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose shall be held when called by the President or a majority of the Board of Directors or when requested in writing by the holder or holders of not less than one-third (33 1/3%) of all the shares entitled to vote at the

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meeting. A meeting requested by stockholders shall be called for a date not less than ten nor more than sixty days after the request is made, unless the stockholders requesting the meeting designate a later date. The Secretary shall issue the call for the meeting, unless the President, the Board of Directors, or the stockholders requesting the meeting designate another person to do so. The stockholders at a special meeting may transact only business that is related to the purposes stated in the notice of the meeting.

SECTION 3. PLACE. Meetings of stockholders may be held within or without the State of Delaware and any stockholder may waive notice thereof either before or after the meeting.

SECTION 4. NOTICE. A written notice of each meeting of stockholders, stating the place, day, and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at the meeting, not less than ten (10) nor more than sixty (60) days before the date set for the meeting, either personally or by first class mail, by or at the direction of the President, the Secretary, or the officer or other persons calling the meeting. If mailed, the notice is effective when it is deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the records of the Corporation. This notice shall be sufficient for that meeting and any adjournment of the meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and, if after the adjournment, the Board does not fix a new record date for the adjourned meeting. If any stockholder transfers any of his stock after notice is given, it shall not be necessary to notify the transferee. All items to be placed on the agenda for vote at an annual stockholders meeting including any director or slate of directors, must be submitted to the Corporation in writing 75 days prior to the day of the meeting to allow the Corporation time to have the item included in the proxy statement mailed to all the stockholders with the notice of said meeting and further, in the case of a nomination of a director or a slate of directors, the submission shall also include the required qualifications and background information and an acceptance of the nomination in writing of each nominee.

SECTION 5. WAIVERS OF NOTICE. Whenever any notice is required to be given to any stockholder under these Bylaws, the Company's Certificate of Incorporation, or the Delaware General Corporation Law, a written waiver of notice signed at any time by the person entitled to that notice shall be equivalent to giving that notice. Attendance by a stockholder entitled to vote at a meeting, in person or by proxy, constitutes a waiver of notice of the meeting, except when a stockholder attends a meeting for the purpose, expressed at the beginning of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to payment of any dividend or to receive notice of or to vote at any meeting of stockholders or any adjournment of any meeting or in order to make a determination of stockholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a period not to exceed sixty days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, they shall be closed at least ten days immediately preceding that meeting. Instead of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of stockholders but that date shall never be more than sixty days nor, in case of a meeting of stockholders, less than ten days prior to the date on which the action requiring the determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders, the date on which either notice of the meeting is mailed or the resolution of the Board of Directors declaring a dividend or authorizing the action that requires a determination of stockholders is adopted shall be the record date for the determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, the determination shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

SECTION 7. VOTING RECORD. At least ten (10) days before each meeting of stockholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the stockholders entitled to vote at that meeting or at any adjournment of such meeting, stating each stockholder's address and the number, class, and series of the shares that he holds. This list shall be kept on file for a period of at least ten (10) days before the meeting at the Corporation's registered office or principal place of business or at the office of its transfer agent or registrar, and any stockholder may inspect the list anytime during usual business hours. The list also shall be produced and kept open at the time and place of the meeting, and any stockholder may inspect it anytime during the meeting. Failure to comply with the requirements of this section does not affect the validity of .any action taken at the meeting.

SECTION 8. STOCKHOLDER QUORUM AND VOTING. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at any meeting of stockholders. When an item of business must be voted on by a class or series of stock, a majority of the shares of that class or series constitutes a quorum for the transaction of that business by that class or series. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is the act of the stockholders unless otherwise provided by law or by the Corporation's Certificate of Incorporation. After a quorum has been established at a stockholders' meeting, a withdrawal of stockholders that reduces the number of stockholders entitled to vote at the meeting below the number required for a quorum does not affect the validity of any action taken at the meeting.

SECTION 9. VOTING OF SHARES. Every stockholder entitled to vote at a meeting of stockholders is entitled, upon each proposal presented to the meeting, to one vote for each share of voting stock recorded in his name on the books of the Corporation on the record date fixed as provided in Article I, Section 6 of these Bylaws. A stockholder may vote either in person or by proxy executed in writing by the stockholder or his duly authorized attorney-in-fact. Treasury shares, shares of stock of this Corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation that it holds in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares. The Chairman of the Board, the President, any Vice President, the Secretary, and the Treasurer of a corporate stockholder, in that order, are presumed to possess authority to vote shares standing in the name of the corporate stockholder in the absence of a bylaw or other instrument of the corporate stockholder designating some other officer, agent, or proxy to vote the shares. Proof of that designation shall be made by presentation of a certified copy of the bylaws or other instrument of the corporate stockholder. Shares held by a personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of those shares into his name. A trustee may vote, either in person or by proxy, shares standing in his name, but no trustee may vote any shares that are not transferred into his name. If he is authorized to do so by an appropriate order of the court by which he was appointed, a receiver may vote shares standing in his name or held by or under his control without a transfer of those shares into his name. A stockholder whose shares are pledged may vote those shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the .shares transferred, unless the instrument creating the pledge provides otherwise.

SECTION 10. PROXIES. A stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent without a meeting or a stockholder's duly authorized attorney-in-fact may authorize one or more persons to act for him by proxy. To be effective, a proxy must be signed by the stockholder or his attorney-in-fact. A proxy granting authority to vote shares that are registered in the names of multiple owners is effective only if each record owner signs it. A proxy is not valid after three (3) years from its date unless it provides otherwise. A proxy is revocable at the pleasure of the stockholder executing it, except as otherwise provided by law. A proxy holder's authority to act is not revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, the officer or agent responsible for maintaining the list of stockholders receives written notice of an adjudication of incompetence or death. If a proxy for the same shares confers authority on two or more persons and does not otherwise indicate how the shares should be voted, a majority of those proxies who are present at the meeting (or a single proxy holder if only one is present) may exercise all the powers conferred by the proxy, but if the proxy holders present at the meeting are equally divided as to the manner of voting in any case, the voting of the shares subject to the proxy shall be prorated. If a proxy expressly provides, the proxy holder may appoint in writing a substitute to act in his place.

SECTION 11. ACTION BY STOCKHOLDERS WITHOUT A MEETING. Any action required by law, these Bylaws, or the Certificate of Incorporation of this Corporation to be taken at an annual or special meeting of stockholders of the Corporation or any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on the matter were present and voted. All stockholders need not sign the same document. If any class of shares is entitled to vote as a class, written consent is required of both (a) the holders of each class of shares entitled to vote as a class, and (b) the total shares entitled to vote on the matter. In the case of each vote required by paragraphs (a) and (b) of the immediately preceding sentence, each such vote shall have not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote on the matter were present and voted. Promptly after the stockholders authorize an action by written consent, written notice shall be given to the stockholders who did not consent.

SECTION 12. VOTING TRUSTS. Any number of stockholders of this Corporation may create a voting trust in the manner provided by law for the purpose of conferring upon the trustee or trustees the right to vote or otherwise represent their shares. When the counterpart of a voting trust agreement and a copy of the record of the holders of voting trust certificates are deposited with the Corporation as provided by law, those documents shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and the counterpart and the copy of the records shall be subject to examination by any holder of record of voting trust certificates, either in person or by agent or attorney at any reasonable time for any proper purpose.

SECTION 13. STOCKHOLDERS AGREEMENT. Two or more stockholders of this Corporation may enter into an agreement providing for the exercise of voting rights in the manner provided in the agreement or relating to any phase of the affairs of the Corporation, in the manner and to the extent provided by law. The agreement shall not impair the right of this Corporation to treat a stockholder of record as entitled to vote the shares as standing in his name.

                              ARTICLE II. DIRECTORS

SECTION 1. FUNCTION. The business of this Corporation shall be managed and its corporate powers exercised by the Board of Directors.

SECTION 2. NUMBER. The number of members of the Corporation's Board of Directors shall not be less than one nor more than thirteen, as fixed from time to time by resolution of the Board of Directors. All the Directors shall be of full age and at least one shall be a citizen of the United States. The presence of a majority of all Directors shall be necessary at any meeting to constitute a quorum for the transaction of business. Meetings of the Directors may be held within or without the state of Delaware.

SECTION 3. QUALIFICATION. Each Director need not be a resident of Delaware.

SECTION 4. COMPENSATION. The Board of Directors has authority to fix the compensation of the Directors as Directors and as officers.

SECTION 5. DUTIES OF DIRECTORS. A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he serves, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a similar position would use under similar circumstances. In performing his duties, a Director may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by the following:

         (a) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented;

         (b) counsel, public accountants, or other persons as to matters that the Director reasonably believes to be within that person's professional or expert competence; or

         (c) a committee of the Board upon which he does not serve and which he reasonably believes to merit confidence, as to matters within the authority designated to it by the Certificate of Incorporation or the Bylaws. A Director shall not be considered as acting in good faith if he has knowledge concerning the matter in question that would cause the reliance described above to be unwarranted. A person who performs his duties in compliance with this section shall have no liability because of his being or having been a Director of the Corporation.

SECTION 6. PRESUMPTION OF ASSENT. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken is presumed to have assented to the action unless he votes against it or expressly abstains from voting on it. The Secretary of the meeting shall record each abstention or negative vote in the minutes of the meeting.

SECTION 7. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Newly created directorships and vacancies on the Board of Directors shall be filled in accordance with Article IX of the Certificate of Incorporation.

SECTION 8. QUORUM AND VOTING. A majority of the full Board of Directors constitutes a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present is the act of the Board of Directors.

SECTION 9. EXECUTIVE AND OTHER COMMITTEES. The Board of Directors by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in the resolution shall have and may exercise all the authority of the Board of Directors, except that no committee shall have the authority to:

         (a) approve, adopt or recommend to stockholders actions or proposals required by law to be submitted to the stockholders, or

         (b) amend or repeal the Bylaws. The Board of Directors, by resolution adopted according to this section, may designate one or more Directors as alternate members of any committee, who may act in the place of any absent member at any meeting of that committee.

SECTION 10. PLACE OF MEETINGS. Regular and special meetings by the Board of Directors may be held within or outside the State of Delaware.

SECTION 11. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than this Bylaw.

SECTION 12. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President or any two Directors.

SECTION 13. NOTICE OF MEETINGS. Written notice of the time and place of special meetings of the Board of Directors shall be given to each Director by either personal delivery or first-class United States mail, telegram, or cablegram at least two days before the day on which the meeting held or shall be sent to him by facsimile transmission or telephoned or personally delivered to him not later than the day before the day on which the meeting is held. Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice before, during, or after the meeting. Attendance of a Director at a meeting constitutes a waiver of notice of that meeting and waiver of all objections to the time and place of the meeting, and the manner in which it was called or convened, except when the Director attends the meeting solely to object, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of that meeting. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

SECTION 14. METHOD OF MEETING. Members of the Board of Directors may participate in the meeting of the Board by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Participation by such means constitutes presence in person at a meeting.

SECTION 15. ACTION WITHOUT A MEETING. Any action required to be taken at a meeting of the Directors, or any action that may be taken at a meeting of the Directors or a committee of the Directors, may be taken without a meeting if a written consent, setting forth the action to be taken and signed by all the Directors or committee members, is filed in the minutes of the proceedings of the Board or the committee. All Directors need not sign the same document. A unanimous, written consent has the same effect as a unanimous vote.

SECTION 16. DIRECTOR CONFLICTS OF INTEREST. No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of the Directors are directors or officers or are financially interested, shall be either void or voidable because of that relationship or interest or because the Director or Directors are present at the meeting of the Board of Directors or a committee that authorizes, approves or ratifies the contract or transaction or because such person or persons votes are counted for that purpose, if:

         (a) the existence of the relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose, without counting the votes and consents of the interested Directors, or

         (b) the existence of the relationship or interest is disclosed, or known to the stockholders entitled to vote and they authorize, approve, or ratify the contract or transaction by vote or written consent, or

         (c) the contract or transaction is fair and reasonable to the Corporation at the time it is authorized by the Board, a committee, or the stockholders. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes, approves, or ratifies the contract or transaction.

                              ARTICLE III. OFFICERS

SECTION 1. OFFICERS. The Executive Officers of the Corporation shall consist of a Chief Executive Officer, President, a Secretary, and a Treasurer, and may include one or more Executive and Senior Vice Presidents. The Executive Officers shall be elected by the Board of Directors, at the first meeting of the Board following the annual meeting of the stockholders each year. The Board from time to time may elect or appoint other officers (including Vice Presidents), assistant officers, and agents, who shall have the authority and perform such duties as the Board prescribes. Each Executive Officer shall hold office until his successor is appointed and has qualified or until his earlier death,

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resignation, or removal from office. One person may hold any two or more
Executive Offices. The failure to elect any Executive Officer shall not affect the existence of the Corporation.

SECTION 2. PRESIDENT. The President may also be the Chief Executive Officer ("CEO") of the Corporation. Subject to the directions of the Board of Directors, the CEO has general and active management of the business and affairs of the Corporation, and shall preside at all meetings of the stockholders and Board of Directors. The duties, powers and functions of the CEO and other officers shall be such as is and has been customary for such CEO and officers of the Corporation.

SECTION 3. VICE PRESIDENTS. The Executive Vice Presidents and Senior Vice Presidents have the powers and shall perform the duties that the Board of Directors or the President prescribes. Unless the Board otherwise provides, if the President is absent or unable to act, the Executive Vice President shall perform all the duties and may exercise all the powers of the President. If the Executive Vice President is absent or unable to act, the Vice President who has served in the capacity for the longest time and who is present and able to act shall perform all the duties and may exercise all the powers of the Executive Vice President. Unless the Board otherwise provides, any Executive or Senior Vice President may sign bonds, deeds, and contracts for the Corporation and, with the Secretary or Assistant Secretary, may sign certificates for shares of stock of the Corporation.

SECTION 4. SECRETARY. The Secretary shall (a) keep the minutes of the meetings of the stockholders and the Board of Directors in one or more books provided for that purpose, (b) see that all notices are duly given according to the relevant provisions of these Bylaws or as required by law, (c) maintain custody of the corporate records and seal, attest the signatures of officers who execute documents on behalf of the Corporation, and affix the seal to all documents that are executed on behalf of the Corporation under its seal, (d) keep a register of each stockholder's mailing address that the stockholder furnishes to the Secretary, (e) sign with the President or a Vice President certificates for shares of stock of the Corporation, the issuance of which has been authorized by resolution of the Board of Directors, (f) have general charge of the stock transfer books of the Corporation, and (g) in general, perform all duties incident to the office of Secretary and such other duties as the President or the Board of Directors from time to time prescribes.

SECTION 5. TREASURER. The Treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation, (b) receive and give receipts for all monies due and payable to the Corporation and deposit all monies in the name of the Corporation in the banks, trust companies, or other depositories selected by the Board of Directors, and (c) in general perform all the duties incident to the office of Treasurer and such other duties as the President or the Board of Directors from time to time assigns to him. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such sureties as the Board of Directors determines.

SECTION 6. REMOVAL OF OFFICERS. An officer or agent elected or appointed by the Board of Directors may be removed by the Board or the CEO whenever in the judgment of either, his removal would serve the best interests of the Corporation. Removal shall be without prejudice to any contract rights of the person removed. The mere appointment of any person as an officer, agent, or employee of the Corporation does not create any contract rights. The Board of Directors may fill a vacancy in any office.

SECTION 7. SALARIES. The Board of Directors from time to time shall fix the salaries of the officers, and no officer shall be prevented from receiving a salary merely because he is also a Director of the Corporation.

                           ARTICLE IV. INDEMNIFICATION

Any person, or his heirs or personal representative who is made or threatened to be made a party to any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative, because he or his testator or intestate is or was a Director, officer, employee, or agent of this Corporation or serves or served any other Corporation or enterprise in any capacity at the request of this Corporation, shall be indemnified by this Corporation, and this Corporation may advance his related expenses to the full extent permitted by law. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which the person or his heirs, or personal representative may be entitled. The Corporation may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying these persons. The insurance may be for the benefit of all Directors, officers, or employees.

                          ARTICLE V. STOCK CERTIFICATES

SECTION 1. ISSUANCE. Every stockholder of this Corporation is entitled to have a certificate, evidencing all shares to which he is entitled. No certificate shall be issued for any share until the share is fully paid.

SECTION 2. FORM. Certificates evidencing shares in this Corporation shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this Corporation or a facsimile of the seal. The signatures of the foregoing officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation or an employee of the Corporation. If, before the certificate is issued, any officer who signed or whose facsimile signature has been placed on the certificate ceases to hold that office, the certificate may be issued and will be as effective as if that person were an officer at the date of issuance. Every certificate evidencing shares that are restricted as to the sale, disposition, or other transfer shall (a) bear a legend stating that those shares are restricted as to transfer and (b) the circumstances under which the shares may be transferred. Every certificate evidencing shares shall state on its face (a) the name of the Corporation, (b) that the Corporation is organized under the laws of Delaware,
(c) the name of the person or persons to whom the shares are issued, (d) the number and class of shares, (e) the designation of the series, if any, that the certificate evidences, and (f) the par value of each share evidenced by the certificate or a statement that the shares have no par value.

SECTION 3. LOST, STOLEN, OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate in the place of any certificate previously issued if the holder of record of the Corporation (a) makes proof in affidavit form that it has been lost, destroyed, or wrongfully taken, (b) requests the issuance of a new certificate before the Corporation has notice the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim,
(c) if requested by the Corporation, gives bond in such form as the Corporation directs, to indemnify the Corporation, the transfer agent, and the registrar against any claim that may be made because of the alleged loss, destruction, or theft of a certificate, and (d) satisfies any other reasonable requirements imposed by the Corporation.

                          ARTICLE VI. BOOKS AND RECORDS

SECTION 1. RECORDS REQUIRED. This Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders, Board of Directors, and committees of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

SECTION 2. FORM. The Corporation's books, records, and minutes may be written or kept in any other form capable of being converted into writing within a reasonable time.

SECTION 3. INSPECTION. Upon written demand stating a proper purpose, any stockholder may examine, in person or by agent or attorney, during the usual hours for business, the Corporation's stock ledger, a list of its stockholders, and any other books and records permitted by law, and may make copies or extracts from any of the foregoing.

SECTION 4. FINANCIAL REPORTS. Unless modified by resolution of the stockholders, not later than four months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year and a profit and loss statement showing the results of its operation during its fiscal year. These balance sheets and profit and loss statements shall be (a) filed at the office of the Corporation, (b) kept for at least three (3) years, and (c) subject to inspection during business hours by any stockholder or holder of voting trust certificates, in person or by agent. The Corporation shall mail a copy of the most recent balance sheet and profit and loss statement to any stockholder or holder of voting trust certificates for shares of the Corporation, upon his written request.

SECTION 5. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. ARTICLE VII. DIVIDENDS The Board of Directors from time to time may declare, and the Corporation may pay, dividends on the Corporation's outstanding shares in the manner and upon the terms and conditions provided by law. ARTICLE VIII. SEAL The Corporate seal shall have the name of the Corporation and the word "seal" inscribed on it, and may be a facsimile, engraved, printed, or impression seal.

                              ARTICLE IX. AMENDMENT

These Bylaws may be repealed or amended, and additional Bylaws may be adopted, by a majority vote of the Board of Directors, all in accordance and conformity with the Certificate of Incorporation, and if any Bylaw is found to be in conflict with the Certificate of Incorporation then the Certificate of Incorporation shall prevail.

                                                                      APPENDIX D

                          BENTLEY PHARMACEUTICALS, INC.
                              AMENDED AND RESTATED
                             1991 STOCK OPTION PLAN

1.       PURPOSES OF THE PLAN AND TYPES OF OPTIONS

         (a) The purposes of this Stock Option Plan (the "Plan") of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Corporation"), are (i) to make available shares of the Common Stock, par value $.02 per share (the "Common Stock"), of the Corporation for purchase on favorable terms by such employees (including officers) of the Corporation or its subsidiaries as the Board of Directors of the Corporation (the "Board"), or a committee thereof constituted for the purpose, may from time to time determine, and thus to promote the interests of the Corporation by attracting and retaining executive, management and other personnel of outstanding ability by enabling such personnel to participate in the long-term growth and financial success of the Corporation, and (ii) to attract and retain the services of experienced and knowledgeable non-employee directors ("Outside Directors") of the Corporation for the benefit of the Corporation and its stockholders and to provide additional incentive for such Outside Directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its Common Stock.

         (b) Stock options granted under the Plan may be of two types, incentive stock options ("Incentive Stock Options") and non-qualified stock options. It is intended that Incentive Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as now in effect or as later amended (the "Code") and shall be subject to the tax treatment described in Section 421 of the Code.

2.       STOCK SUBJECT TO THE PLAN

         Subject to the provisions of Article 10, the total number of shares of Common Stock which may be subject to options under the Plan shall not exceed 1,000,000. Such shares may, in the discretion of the Board, consist of either in whole or in part of authorized but unissued shares, or shares which shall have been purchased or acquired by the Corporation for this or any other purpose. In the event any option granted under the Plan shall expire, be cancelled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall be available for the purpose of the Plan.

3.       ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Board which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board and composed of not less than two directors (or such greater number as required by law), each of whom shall be a "Non-Employee Director", under Rule 16b-3 or any successor rule or regulation promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). References hereinafter to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         (b) The Committee shall determine, within the limits of the express provisions of the Plan, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the duration of each option, the option price under each option, and the time or times within which (during the term of the option) all or portions of each option may be exercised. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant.

         (c) The Committee, in its sole discretion shall determine whether and to what extent options under the Plan shall be designated as Incentive Stock Options.

         (d) Each individual to whom an option is granted shall enter into a written Agreement with the Corporation, dated the date the option is granted, setting forth the terms and conditions of the option granted to him, which agreement shall contain such terms and conditions, consistent with the Plan, as the Committee shall approve.

         (e) Subject to the express provisions of the Plan, the Committee may interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; determine the terms and provisions of the respective option agreements (which need not be identical); and make all other determinations necessary or advisable for the administration of the Plan.

         (f) The determination of the Committee on the matters referred to in this Article 3 shall be conclusive.

4.       ELIGIBILITY

         (a) Subject to the provisions of paragraph (b) of this Article 4, options may be granted only to persons who are employees (which term shall be deemed to include officers) of the Corporation or of any subsidiary corporation of the Corporation (such subsidiary corporation being hereinafter called a "Subsidiary"). An employee who has been granted an option or options at any time may be granted an additional option or options at a later time or times if the Committee shall so determine.

442312-8
                                                        D-2

         (b) Options may be granted to Outside Directors, subject to the same terms and conditions as options granted to employees, except that clauses (a) through (c) of Article 9 and Article 11 shall not apply in any event.

         (c) No Incentive Stock Option may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan or any other plan of the Corporation (and any parent or subsidiary corporation within the meaning of Section 424(e) and (f) of the Code) would exceed any applicable maximum established under Section 422 of the Code for incentive stock options. The aggregate fair market value (determined at the time the option is granted) of the shares as to which Incentive Stock Options may be granted under the Plan or any other plan of the Corporation, (and any parent corporation or subsidiary corporation within the meaning of Section 424(e) and
(f) of the Code) which are exercisable for the first time by such employee during any calendar year shall not exceed $100.000. If an option granted under the Plan exceeds such limitations, such option, to the extent of such excess, shall be a separate non-qualified option.

5.       OPTION PRICE

         The price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be not less than 100% of the fair market value of the Common Stock on the date an option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Corporation (or any parent or subsidiary corporation within the meaning of Section 424(e) or (f) of the Code) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option price shall be no less than 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value of the Common Stock on any day shall be the mean between the highest and the lowest quoted selling prices of the Common Stock on such day as reported by any national securities exchange that the Common Stock is listed on or the mean between the highest bid and lowest ask prices of the Common Stock on such day as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). If fair market value cannot be calculated on such date on either of the foregoing bases, fair market value will be determined by the Committee. However, with respect to Incentive Stock Options, fair market value may be computed in any manner required or permitted by the Code and the regulations promulgated thereunder. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted. Notwithstanding the foregoing, no option may be granted at an option price that is less than the book value per share of the Common Stock as determined from the balance sheet of the Corporation as of the end of the quarter immediately preceding the date of grant (unaudited for the first three quarters of the fiscal year and audited for the last quarter).

6.       TERM OF EACH OPTION

         The term of each option shall be for such period as the Committee shall determine, but not more than ten years from the date of the granting thereof, or such shorter period as is prescribed in Articles 9 and 11 hereof, provided that an option intended to qualify as an Incentive Stock Option shall have a term of not more than ten years, and further provided that if an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Corporation (or any parent or subsidiary corporation within the meaning of Section 424(e) and (f) of the Code) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the term of such option shall be no more than five years. The term of each option granted to an Outside Director shall be ten years, or such shorter period as is prescribed in Article 9 hereof.

7.       EXERCISE OF OPTIONS

         (a) Subject to the provisions of Article 9, no option granted under the Plan shall be exercisable for one year after the date it is granted. Thereafter, an option shall become exercisable on such terms and at such times as the Committee shall determine. An option holder purchasing less than the number of shares available to him in any year under the option may purchase any such unpurchased shares in any subsequent year of the option term. The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). The option may not be exercised in respect of a fraction of a share.

         (b) The purchase price of the shares as to which an option shall be exercised plus any required Federal income tax or other withholding amount shall be paid in full at the time of exercise by one or more of the following methods, as determined by the Committee: (i) in cash or by certified check, (ii) by transferring to the Corporation previously acquired shares of the Common Stock having an aggregate fair market value equal to the aggregate option exercise price of all options being exercised and/or (iii) by transferring to the Corporation previously acquired shares of the Common Stock having an aggregate fair market value less than the aggregate option exercise price of all options being exercised and cash or certified check for the balance of the aggregate option exercise price of all options being exercised. The fair market value of the shares so transferred to the Corporation shall be determined in accordance with the methods described in Article 5, but as of the date of exercise of the option. The Corporation shall not be required to deliver certificates for such shares until such payment has been made.

8.       NON-TRANSFERABILITY OF OPTIONS

         Except as provided in Article 9, no option may be exercised at any time unless the holder thereof is then an employee of the Corporation or of a Subsidiary, an Outside Director or a Director Emeritus (as that term is defined in paragraph (g) of Article 9), as the case may be. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder thereof, only by him or by his guardian or legal representative.

9.       TERMINATION OF EMPLOYMENT OR SERVICE ON THE BOARD

         (a) In the event that the employment of an employee to whom an option has been granted under the Plan shall be terminated (otherwise than by reason of death, disability or retirement), such option may, subject to the provisions of
Article 11 hereof, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three months after such termination but not thereafter, and in no event after the date on which, except for such termination of employment, the option would otherwise expire; provided, however, that if the Corporation terminates the employee's employment within a three-year period after a change in control of the Corporation (as defined in paragraph (g) of this Article 9), the employee during such three-month period after termination (but not after the date on which the option would otherwise expire) may exercise all or any part of the remaining unexercised portion of the option notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of termination.

         (b) In the event that the employment of an employee to whom an option has been granted under the Plan shall be terminated by disability or retirement (as those terms are defined in paragraph (g) of this Article 9), the remaining unexercised portion of the option may be exercised by the employee (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of termination) at any time within twelve months after such termination but not thereafter (except that an optionee holding Incentive Stock Option cannot exercise such option more than three months after termination of his employment unless he was disabled within the meaning of Section 22(e)(3) of the Code), and in no event after the date on which, except for such termination of employment, the option would otherwise expire.

         (c) If an employee to whom an option has been granted under the Plan shall die while he is employed by the Corporation or a Subsidiary or during the period following termination of employment in which the employee had a right to exercise the option under paragraph (a) or (b) of this Article 9, such option may be exercised (i) in the case of death while employed, as to all or any part of the remaining unexercised portion of the option, notwithstanding that the option had not yet become exercisable with respect to all or a part of such shares at the date of death, or (ii) in the case of death after termination of employment, to the extent that the employee was entitled to do so at the date of his death giving effect to the provisions of paragraphs (a) and (b) of this
Article 9, in either case by a legatee or legatees of such option under the employee's last will, or by his personal representatives or distributees, at any time within such period, not exceeding twelve months after his death, as shall be prescribed in the option agreement, but in no event after the date on which, except for such death, the option would otherwise expire.

         (d) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board, otherwise than by reason of death or disability (as that term is defined in paragraph (g) of this Article 9), without being designated as a Director Emeritus (as that term is defined in paragraph (g) of this Article 9), or if a Director Emeritus shall cease to retain such status (otherwise than by reason of death or disability), such option may be exercised (to the extent that the Outside Director or the Director Emeritus was entitled to do so at the time of cessation of service or termination of status), at any time within three months after such cessation of service or termination of status but not thereafter, and in no event after the date on which, except for such cessation of service or termination of status, the option would otherwise expire; provided, however, that if the Outside Director's cessation of service is the result of his removal or failure to be nominated for re-election to the Board, or if the termination of the Director Emeritus status occurs, within three years after a change in control of the Corporation (as defined in paragraph (g) of this Article 9), the Outside Director or Director Emeritus during such three month period after cessation of service or termination of status may exercise all or any part of the remaining unexercised portion of the option notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of cessation of service or termination of status. Except hereinabove provided, in the event an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board but shall have been designated as a Director Emeritus, his option shall continue to be exercisable as though such Director Emeritus continued to serve as an Outside Director.

         (e) In the event that an Outside Director to whom an option has been granted under the Plan shall cease on the Board by reason of disability or he shall become disabled (as such terms are defined in paragraph (g) of this Article 9) while holding the status of Director Emeritus, the remaining unexercised portion of the option may be exercised by the Outside Director or Director Emeritus (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of disability) at any time within twelve months after such disability but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

         (f) If an Outside Director to whom an option has been granted under the Plan shall die (i) when he is serving on the Board or while holding the status of Director Emeritus, or (ii) within three months after cessation of service on the Board without the status of Director Emeritus or after termination of Director Emeritus status, or (iii) within twelve months after cessation of service on the Board or after termination of Director Emeritus status by reason of disability, such option may be exercise (x) in the case of death while serving on the Board or while holding the status of Director Emeritus, as to all or any part of the remaining unexercised portion of the option, notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of death, or (y) in the case of death after cessation of service on the Board without the status of Director Emeritus or after termination of Director Emeritus status or death after termination of such service or status by reason of disability, to the extent that the Outside Director or Director Emeritus was entitled to do so at the date of his death giving effect to the provisions of paragraphs (d) and (e) of this Article 9, in each case by a legatee or legatees of such option under the Outside Director's or Director Emeritus' last will, or by his personal representatives or distributees, at any time within twelve months after this death, but in no event after the date on which, except for such death, the option would otherwise expire.

         (g) For the purpose of this Article 9, "retirement" shall mean retirement no earlier than the normal retirement age pursuant to any pension or retirement plan of the Corporation or a Subsidiary; "disability" or "disabled" shall mean permanent mental or physical disability as determined by the Committee subject, in the case of Incentive Stock Options, to the requirements of Section 22(e)(3) of the Code; "Director Emeritus" shall mean an honorary title granted by majority vote of the members of the Board then serving; and "change in control of the Corporation" shall mean any acquisition by any corporation, person or entity, of the beneficial ownership, directly or indirectly, of voting stock of the Corporation resulting in such corporation, person or entity owning, directly or indirectly, 50% or more of such voting stock. For the purpose of the foregoing definition of change in control of the Corporation, any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of voting stock of the Corporation (i) which it has the right to acquire, hold or vote pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity (A) with which it or its "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on August 24, 1978) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting stock of the Corporation, or (B) which is its "affiliate" or "associate". In computing the aforesaid percentage, the outstanding shares of voting stock of the Corporation shall include shares deemed owned through application of clauses (i) and (ii) but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options or otherwise.

         (h) Options granted under the Plan to employees shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or a Subsidiary. Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Corporation or a Subsidiary or limit or restrict in any way the right of the Corporation or any Subsidiary to terminate his employment at any time for any reason whatsoever.

10.      ADJUSTMENT OF AND CHANGES IN COMMON STOCK

         Notwithstanding any other provisions of the Plan, the option agreements may contain such provisions as the Board or the Committee shall determine to be appropriate for the adjustment of the number of shares of Common Stock subject to each outstanding option, the option prices and the number of shares which may be exercised in any one year in the event of changes in the Common Stock by reason of any stock dividend, stock split-up, stock combination, exchange of shares, recapitalization, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation and the like; and, in the event of any such change in the Common Stock, the aggregate number of shares available under the Plan shall be appropriately adjusted by the Board or the Committee, whose determination shall be conclusive.

11.      EMPLOYEE'S AGREEMENT TO SERVE

         Each employee receiving an option, shall as one of the conditions of receiving such option, and as an inducement to the Corporation to grant such option to him, agree that he will remain in the employ of the Corporation, or a Subsidiary, for a period of at least one year from the date the option is granted to him, and that he will, during such employment, serve the Corporation or such Subsidiary in good faith and use his best efforts at all times to promote its interests. Except as otherwise provided in a written agreement between the Corporation or such Subsidiary and such employee, such employment shall be at the pleasure of the Corporation or such Subsidiary and shall be at such rate of base compensation as the Corporation or such Subsidiary shall determine from time to time. If, during such one-year period, the employee's employment shall be terminated by the Corporation (otherwise than a termination within a three-year period after a change in control of the Corporation as defined in Article 9) or he shall terminate his employment, otherwise than by death, disability, retirement (as these terms are defined in Article 9) or with the consent or approval of the Corporation or such Subsidiary, or shall otherwise violate the provisions of the agreement referred to in this Article 11, the option or options then held by him shall forthwith terminate. The provisions of this

Article 11 shall be incorporated in the option agreement to be executed and delivered by the Corporation and the individual to whom an option is to be granted.

12.      COMPLIANCE WITH SECURITIES LAWS

         The Committee may, in their discretion, require as a condition to the exercise of any option that the shares reserved for issue upon the exercise of the option shall have been duly listed, upon official notice of issuance, by the American Stock Exchange or by such other securities exchange upon which such shares are then listed, and either that (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, with respect to such shares is effective at the time of such exercise or (b) there is an exemption from registration under such Act for the issuance of shares of Common Stock upon such exercise.

13.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) change the class of eligible participants as described in
Article 4 hereof; (b) increase the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 10 hereof; (c) extend the term of the Plan or the maximum option period provided under the Plan; (d) decrease the minimum option price provided in Article 5 hereof or (e) materially increase the benefits accruing to participants under the Plan. No options may be granted under the Plan after September 30, 2001, though options outstanding on such date shall not be affected by such termination.

         Notwithstanding the foregoing, the Board is expressly authorized to further amend the Plan or any portion thereof and/or to amend or direct the Committee to amend the terms of any option granted under the Plan in order to quality any previously granted option and/or any subsequently granted option as an Incentive Stock Option under Section 422 of the Code.

14.      DUTIES OF THE CORPORATION

         The Corporation shall at all times during the term of each option reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes or transfer taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Corporation in connection therewith, except for required Federal income tax or other withholding amount.

15.      EFFECTIVE DATE OF PLAN

         The Plan is subject to approval at the 1991 Annual Meeting of Stockholders of the Corporation by the vote of the holders of a majority of the votes present in person or by proxy at such meeting. If approved, the Plan shall be effective as of September 30, 1991, the date of its adoption by the Board. If the Plan is not so approved, any options granted under the Plan will be void and of no further effect, and the Plan shall terminate. Any other provision of the Plan to the contrary notwithstanding, no options granted under the Plan may be exercised until after such stockholder approval, and if such approval is not obtained, such options shall be null and void.
                                       D-9

                          BENTLEY PHARMACEUTICALS, INC.


                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 9, 1999
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints, as proxies for the undersigned, James
R. Murphy, Dr. Robert M. Stote and Michael D. Price and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Bentley Pharmaceuticals, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Company's New Hampshire offices located at 65 Lafayette Road, North Hampton, New Hampshire 03862 on June 9, 1999, at 11:00 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES, "FOR" APPROVAL OF THE CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM FLORIDA TO DELAWARE AND THE ADOPTION OF A CERTIFICATE OF INCORPORATION AND BYLAWS WHICH CONFORM TO DELAWARE LAW AND ADOPT VARIOUS "ANTI-TAKEOVER" PROVISIONS AND "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1991 PLAN.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          BENTLEY PHARMACEUTICALS, INC.


                         A VOTE FOR EACH NOMINEE AND FOR
           PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS




1.       Election of Directors:

         FOR ALL NOMINEES                            WITHHOLD AUTHORITY
                            to vote for all nominees

Nominees: Russell Cleveland, William A. Packer, Miguel Fernandez, James R.
          Murphy and Robert M. Stote, M.D.

(INSTRUCTION:  To withhold authority for any individual nominee, strike a line through the nominee's name on the list above.)

2. Approval of the change in the Company's state of incorporation from Florida to Delaware and the adoption of a Certificate of Incorporation and Bylaws which conform to Delaware law and adopt various "anti-takeover" provisions.

 FOR                                AGAINST                            ABSTAIN

3. Approval of the amendment to the Company's 1991 Stock Option Plan (the "1991 Plan") increasing the number of shares of Common Stock for which options may be granted under the 1991 Plan from 500,000 to 1,000,000.

 FOR                                AGAINST                            ABSTAIN


                                Dated: ___________________________________, 1999

                                ----------------------------------------------

                                ----------------------------------------------
                                Signature of Stockholder(s)

                                ----------------------------------------------
                                Print Name(s)

                                NOTE: Please date and sign your
                                name or names exactly as set
                                forth hereon. If signing as
                                attorney, executor,
                                administrator, trustee or
                                guardian, please indicate the
                                capacity in which you are
                                acting. Proxies by corporations
                                should be signed by a duly
                                authorized officer and should
                                bear the corporate seal.


       PLEASE SIGN AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.